UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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April 4, 2024

Dear Shareholders,

It is my pleasure to invite you to attend our 2024 Annual Meeting of Shareholders on Thursday, May 16, 2024 at 1:00 P.M. Eastern Time (the “Annual Meeting”).

Our annual meeting will be held in a virtual format. The attached 2024 Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be conducted at the meeting.

Whether or not you plan to attend the Annual Meeting, your shares can be represented if you promptly submit your voting instructions over the internet, by telephone, by returning your proxy card in the enclosed envelope, or by following the instructions you have received from your broker or other nominee.

On behalf of our board of directors and leadership team, thank you for your investment in Carter’s.

Sincerely,

Michael D. Casey
Chairman of the Board, Chief Executive Officer & President

2024 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

This Meeting Notice highlights information described in other parts of this 2024 Proxy Statement and does not contain all information you should consider in voting. Please read the entire 2024 Proxy Statement carefully before voting.

To our shareholders,

You are invited to attend our 2024 Annual Meeting to be held as follows in a virtual meeting format:

ITEMS OF BUSINESS

Item	Board’s Recommendation	Voting Approval Standard	Effect of Absention	Effect of Broker Non-Vote

Election of 11 nominated directors	FOR	More votes “For” than “Against	No effect	No effect

Advisory approval of compensation of our named executive officers for 2023	FOR	More votes “For” than “Against”	No effect	No effect

Ratification of appointment of PricewaterhouseCoopers LLP as Carter’s independent registered public accounting firm for fiscal 2024	FOR	Majority of votes properly cast at the meeting	No effect	Not applicable

In addition, at the Annual Meeting we will conduct any other business that may properly come before the meeting. See Question 18 of the “Questions and Answers About the 2024 Annual Meeting” beginning on page 61 for more information.

PROXY SOLICITATION

The Board solicits the enclosed proxy for the 2024 Annual Meeting and any adjournment or postponement of the 2024 Annual Meeting. Any proxy may be revoked at any time prior to its exercise at the 2024 Annual Meeting.

VOTING

You may vote if you held shares of Carter’s common stock as of the record date (March 20, 2024). You are able to vote your shares by providing instructions to the proxy holders who will then vote in accordance with your instructions. We recommend that you read the 2024 Proxy Statement carefully and vote in accordance with the recommendations of the Board.

QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING

We encourage you to review the section “Questions and Answers About the 2024 Annual Meeting” for answers to common questions about the virtual meeting, proxy materials, voting, and other topics.

By order of the Board of Directors,

Antonio D. Robinson

Secretary

Approximate Date of Mailing of Proxy Materials or Notice of Internet Availability:

April 4, 2024

2	BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

3	Independent Director Skills

5	2024 Nominees for Director

12	Board Leadership Structure

13	Director Independence

13	Board and Committee Evaluations

14	Retirement Policy

14	Board and Annual Meetings

14	Executive Sessions

15	Board Committees

18	Election Nomination Process

18	Shareholder Communication with Directors

19	Risk Oversight

21	Corporate Governance Principles and Code of Ethics

22	PROPOSAL NUMBER ONE – ELECTION OF DIRECTORS

23	COMPENSATION OF DIRECTORS

25	EXECUTIVE OFFICERS’ BIOGRAPHICAL INFORMATION AND EXPERIENCE

28	COMPENSATION DISCUSSION AND ANALYSIS

28	Overview

28	Overview of Executive Compensation Decisions for Fiscal 2023

28	2023 Carter’s Performance Highlights

29	Executive Compensation Highlights for Fiscal 2023

29	Compensation Governance

30	Compensation Structure and Determination

31	Base Salary

31	Annual Cash Incentive Compensation

31	Long-Term Equity Incentive Compensation

32	Role of the Compensation & Human Capital Committee, Independent Consultant and Management

33	Peer Group Analysis and Retail Survey

33	Say-on-Pay Results

33	2023 Total Direct Compensation

34	2023 Base Salary

34	2023 Annual Cash Incentive Compensation

35	2023 Annual Cash Incentive Compensation —Performance Metrics

35	2023 Long-Term Equity Incentive Compensation

36	Stock Ownership Guidelines and Equity Retention Policy

37	401(k) Plan

37	Perquisites and Other Benefits

37	Accounting and Tax Considerations

37	Clawback and Hedging Policies

37	Retirement of NEO and Consulting Agreement

38	Severance Agreements with NEOs

39	COMPENSATION & HUMAN CAPITAL COMMITTEE REPORT

40	COMPENSATION & HUMAN CAPITAL COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

41	FISCAL 2023 SUMMARY COMPENSATION TABLE

43	FISCAL 2023 GRANTS OF PLAN-BASED AWARDS

44	OUTSTANDING EQUITY AWARDS AT FISCAL 2023 YEAR-END

46	OPTION EXERCISES AND STOCK VESTED IN FISCAL 2023

46	NONQUALIFIED DEFERRED COMPENSATION

48	POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

50	PAY RATIO DISCLOSURE

51	PAY VERSUS PERFORMANCE DISCLOSURE

55	TRANSACTIONS WITH RELATED PERSONS, PROMOTERS, AND CERTAIN CONTROL PERSONS

56	SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS, AND EXECUTIVE OFFICERS

58	PROPOSAL NUMBER TWO – ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION

59	AUDIT COMMITTEE REPORT

60	PROPOSAL NUMBER THREE – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

61	OTHER MATTERS

62	QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING

69	APPENDIX

2024 Proxy Statement

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains certain forward-looking statements within the meaning of the federal securities laws relating to our future performance, including statements with respect to Carter’s plans to distribute excess capital to investors, Carter’s future outlook, financial results and sales growth, operational challenges, liquidity, strategy, financings, and investments. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” and similar terms. These forward-looking statements are based upon our current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially from those contemplated in such forward-looking statements including, but not limited to, those discussed in the subsection entitled “Risk Factors” under Part I, Item 1A of Carter’s Annual Report on Form 10-K and the following: risks related to public health crises, such as those experienced during the COVID-19 pandemic; changes in global economic and financial conditions, and the resulting impact on consumer confidence and consumer spending, as well as other changes in consumer discretionary spending habits; continued inflationary pressures with respect to labor and raw materials and global supply chain constraints that have, and could continue, to affect freight, transit, and other costs; risks related to geopolitical conflict, including ongoing geopolitical challenges between the United States and China, the ongoing hostilities in Ukraine, Israel, and the Red Sea region, acts of terrorism, mass casualty events, social unrest, civil disturbance or disobedience; risks related to a shutdown of the U.S. government; financial difficulties for one or more of our major customers; an overall decrease in consumer spending, including, but not limited to, decreases in birth rates; our products not being accepted in the marketplace and our failure to manage our inventory; increased competition in the market place; diminished value of our brands; the failure to protect our intellectual property; the failure to comply with applicable quality standards or regulations; unseasonable or extreme weather conditions; pending and threatened lawsuits; a breach of our information technology systems and the loss of personal data; increased margin pressures, including increased cost of materials and labor and our inability to successfully increase prices to offset these increased costs; our foreign sourcing arrangements; disruptions in our supply chain, including increased transportation and freight costs; the management and expansion of our business domestically and internationally; the acquisition and integration of other brands and businesses; changes in our tax obligations, including additional customs, duties or tariffs; fluctuations in foreign currency exchange rates; risks associated with corporate responsibility issues; our ability to achieve our forecasted financial results for the fiscal year; our continued ability to declare and pay a dividend and conduct share repurchases in future periods; our planned opening and closing of stores during the fiscal year. Actual results, events, and performance may differ significantly from the results discussed in the forward-looking statements. Readers of this Proxy Statement are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except for any ongoing obligations to disclose material information as required by federal securities laws, Carter’s does not undertake any obligation to publicly update or revise any forward-looking statements after the filing of this Proxy Statement, whether as a result of new information, future events, or otherwise.

2024 Proxy Statement	1

BOARD OF DIRECTORS, AND CORPORATE GOVERNANCE INFORMATION

Each of our directors stands for election annually and thereafter holds office for a one-year term. We are asking our shareholders to elect 11 proposed nominees set forth below at the Annual Meeting. The following table and charts show the committee assignments of each of our independent director nominees, information regarding the composition of Carter’s Board of Directors (the “Board”), the definition of skills used for our Board skills matrix, the Board skills matrix, and a chart showing the skills and experience held by the Board.

Director	Audit	Compensation & Human Capital	Nominating & Corporate Governance

Rochester Anderson, Jr.		●

Jeffrey H. Black	●

Hali Borenstein			●

Luis Borgen	●	●

Jevin S. Eagle		C

Mark P. Hipp	●	●

William J. Montgoris			C

Stacey S. Rauch	●		●

Gretchen W. Schar	C

Stephanie P. Stahl		●	●

C = Chair   ● = Member

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

INDEPENDENT DIRECTOR SKILLS

The Board believes that the combination of backgrounds, skills, and experiences collectively possessed by the members of the Board makes the Board well-qualified to exercise oversight responsibilities on behalf of our shareholders in light of Carter’s current and anticipated strategic plans. The following tables describe the key skills and definitions of those skills, a breakdown of the number of directors that hold each skill, and the self-identified skills for each independent member of our Board nominated for election at the 2024 Annual Meeting. We use the general Board membership criteria listed in our Corporate Governance Principles, along with the desired skills and qualifications listed in the following tables, to identify, screen, and recruit director candidates and make director nomination recommendations to the full Board.

Skill	Definitions

Senior Leadership	Experience in an executive officer role
Governance	Public company board experience, including more than three years on Carter’s board
Retail Industry Experience	Executive officer level experience or service on the board of directors at a retail and/or consumer products company
Consumer Strategy	Executive officer level experience in marketing, brand management, consumer insights, and brand strategy, or service on the board of directors of a retail or consumer products company
Digital / Technology	Executive officer experience with technology, digital platforms and new media, data security, and data analytics, or service on the board of directors of a digital platforms, digital media, data security, or data analytics company
Financial Expertise	Expertise with financial reporting, accounting, risk management, and capital allocation. Qualifies as an audit committee financial expert
HR and Talent Management	Executive or board level experience in managing large workforce and/or experience with executive compensation, employee engagement, and CEO succession
ESG	Executive officer or board level experience with relevant environmental, social, and governance (“ESG”) matters
International Expansion	Executive officer or board level experience in managing business operations and growth in global markets
Global Supply Chain	Executive officer or board level experience with a company with global supply chain operations

2024 Proxy Statement	3

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

4

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

2024 NOMINEES FOR DIRECTOR

After considering the recommendations of the Nominating & Corporate Governance Committee, the Board has set the number of directors at 11 and nominated all current directors to stand for re-election. The Board believes that each of these nominees is qualified to serve as a director of Carter’s and, in addition to the skills listed in the table on page 3, certain key qualifications of each nominee that were considered by the Board follow each nominee’s biographical description.

We believe that all nominees will be able and willing to serve if elected. However, if any nominee should become unable or unwilling to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors.

ROCHESTER ANDERSON, JR. Independent Director since 2022 Age: 62 Committee: • Compensation & Human Capital

Rochester Anderson, Jr. has over 30 years of human resources and operational experience at various public and private corporations, including more than 15 years of experience leading human resource organizations and more than 15 years of operational experience with public and private corporations and non-profit organizations. Mr. Anderson is currently Chief Human Resources Officer, Emory Healthcare, which he joined in September 2022. Previously, from February 2020 to September 2022, Mr. Anderson served as Chief Human Resources Officer of AutoNation, Inc., a publicly-traded company and the nation’s largest automobile dealer with over 21,000 associates, working in over 400 locations across 18 states.

Mr. Anderson previously served as Senior Vice President, People Solutions for the Financial Industry Regulatory Authority, from May 2019 to February 2020, and served from 2006 to 2018 in various human resource focused and operational roles at Cox Automotive Inc., including serving as Chief Human Resources Officer and Executive Vice President from 2014 to 2018. Mr. Anderson’s experience focuses on human capital management, career development and training, operational management, and diversity and inclusion.

Director Qualifications:

✓  Significant human capital management, organizational improvement, compensation and benefits, and executive management experience

✓  Valuable insights into workforce dynamics, diversity, equity and inclusion, and executive development

✓  Substantial operational experience in retail and consumer-focused businesses

2024 Proxy Statement	5

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

JEFFREY H. BLACK

Independent Director since 2022

Age: 69

Committee:

•  Audit

Other Public Company Directorships:

•  Otis Worldwide Corp. since 2020 (Chair, Audit Committee; Member, Nominations and Governance Committee)

Jeffrey H. Black served as Senior Partner and Vice Chairman of Deloitte LLP from 2002 to 2016 and as Partner-in-Charge of Arthur Andersen LLP’s Metro New York audit practice from 1988 to 2002. Mr. Black has 40 years of experience leading teams serving those firms’ largest and most complex global clients.

Director Qualifications:

✓  Significant accounting, financial reporting, and executive leadership experience, as well as valuable insights into risk and crisis management and oversight of publicly-traded, global businesses

✓  Valuable experience in cyber and information governance oversight and has earned a Computer Emergency Readiness Team (“CERT”) Certificate in Cybersecurity Oversight issued by the CERT Division of the Software Engineering Institute at Carnegie Mellon University, as well as completion of a National Association of Corporate Directors master course in Cybersecurity

HALI BORENSTEIN Independent Director since 2019 Age: 39 Committee: • Nominating & Corporate Governance

Hali Borenstein is the Chief Executive Officer of Reformation LLC, a women’s lifestyle brand focused on fashion and sustainability, a position she has held since June 2020. From December 2017 until June 2020, Ms. Borenstein was President of Reformation LLC, and from 2014 to 2017, Ms. Borenstein held various merchandising and design roles of increasing responsibility at Reformation LLC. Prior to joining Reformation LLC, Ms. Borenstein was a senior merchandiser at Gymboree Group, Inc., and began her career at Bain & Company.

Director Qualifications:

✓  Deep strategic and leadership experience in a consumer-focused retail apparel business

✓  Valuable perspective and insight in eCommerce, brand marketing, sustainability, and retail businesses

✓  Expansive expertise in apparel marketing and merchandising

6

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

LUIS BORGEN

Independent Director since 2021

Age: 54

Committees:

•  Audit

•  Compensation & Human Capital

Other Public Company Directorships:

•  Eastern Bankshares, Inc., since 2016

•  Synopsys, Inc., since 2022

Luis Borgen has over 25 years of finance and operational experience at various public and private equity-backed companies. He was the Chief Financial Officer of athenahealth, Inc., a healthcare technology company from 2019 to 2022. Prior to that, he was Chief Financial Officer for Vistaprint, an e-commerce company that produces marketing products for small businesses, from 2017 to 2019. Prior to that, he served from 2012 to 2017 as Chief Financial Officer for DAVIDsTEA Inc., a specialty tea retailer in the United States and Canada, and from 2010 to 2012 he served as Chief Financial Officer of DaVita Inc. (“DaVita”), a healthcare services provider. Prior to DaVita, Mr. Borgen spent 13 years at Staples, Inc. culminating in his role as Senior Vice President Finance and Chief Financial Officer for the U.S. Retail division. Mr. Borgen began his career as an officer in the U.S. Air Force.

Director Qualifications:

✓  Broad experience in finance, accounting, capital markets, investor relations, M&A and international expansion

✓  Meaningful experience in the oversight of executive compensation, risk management, and corporate governance

✓  Substantial operational experience in retail and consumer-focused businesses

MICHAEL D. CASEY Chairman, Chief Executive Officer & President Chairman of the Board since 2009, Director since 2008 Age: 63

Michael D. Casey joined Carter’s in 1993 as Vice President of Finance. Mr. Casey was named Senior Vice President of Finance in 1997, Senior Vice President and Chief Financial Officer in 1998, Executive Vice President and Chief Financial Officer in 2003, and Chief Executive Officer in 2008. Prior to joining Carter’s, Mr. Casey worked for Price Waterhouse LLP, a predecessor firm to PricewaterhouseCoopers LLP (“PwC”), from 1982 to 1993.

Director Qualifications:

✓  Valuable perspective and insight with respect to our business, industry, challenges, and opportunities as a result of his years serving in a variety of senior executive positions at Carter’s

✓  Represents management’s perspectives on important matters to the Board

✓  Experience as a former director of The Fresh Market, Inc. and National Vision Holdings, Inc., which provided him with additional insight into public company corporate governance matters

2024 Proxy Statement	7

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

JEVIN S. EAGLE Independent Director since 2010 Age: 57 Committee: • Compensation & Human Capital (Chair)

Jevin S. Eagle has served as Professor of the Practice, Strategy and Innovation, and Executive Director of Social Impact Initiatives for Boston University’s Questrom School of Business since September 2022, and as Chief Executive Officer of Boston University Hillel since 2017. Mr. Eagle served as Chief Executive Officer and director of DAVIDsTEA Inc., a specialty tea retailer in the United States and Canada, from April 2012 to April 2014. Mr. Eagle previously held several senior leadership positions at Staples, Inc. from 2002 to 2012, including Executive Vice President, Merchandising and Marketing. Prior to joining Staples, Inc., Mr. Eagle worked for McKinsey & Company, Inc. from 1994 to 2001, ultimately serving as a partner in the firm’s retail practice.

Director Qualifications:

✓  Broad experience in a number of areas as the former Chief Executive Officer and director of DAVIDsTEA Inc. and Executive Vice President, Merchandising and Marketing of Staples, Inc., including retail, management, merchandising, sourcing, strategic planning, and brand marketing

✓  Valuable experience with developing strategies and programs for teaching social impact business education, including matters relating to environmental, social, and governance (“ESG”) through his role as Professor and Executive Director of Social Impact Initiatives for Boston University’s Questrom School of Business

✓  Meaningful experience in business strategy and the retail industry provides our Board with critical insights

MARK P. HIPP Independent Director since 2018 Age: 62 Committees: • Audit • Compensation & Human Capital

Mark P. Hipp has been the Chief Executive Officer of H2IDD, an advisory firm focused on public and private mergers and acquisitions since January 2013. From November 2013 until April 2017, Mr. Hipp was the operating partner at Sterling Partners, a private equity firm. Prior to that, he spent over 28 years at Hewlett Packard Enterprise Company, most recently as Vice President & General Manager, HP Software and Global Networking Business Management.

Director Qualifications:

✓  Valuable perspective and insight with respect to issues relating to information technology, including cybersecurity and eCommerce, as well as global supply chain and logistics

✓  Meaningful experience in strategic growth transactions including through investments, strategic relationships, and mergers and acquisitions

8

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

WILLIAM J. MONTGORIS

Lead Independent Director

Director Since 2007

Age: 77

Committee:

•  Nominating & Corporate Governance (Chair)

Prior Public Company Directorships:

•  Stage Stores, Inc. (2004 to 2020, serving as Chair of Board from 2010 to 2020)

William J. Montgoris retired as Chief Operating Officer of The Bear Stearns Companies, Inc. (“Bear Stearns”) in 1999, a position he held since August 1993, after spending 20 years with the company. While at Bear Stearns, Mr. Montgoris also served as Chief Financial Officer from April 1987 until October 1996. Mr. Montgoris is a trustee of the Hackensack Meridian School of Medicine and a trustee emeritus of Colby College and St. John’s University.

Director Qualifications:

✓  Valuable perspectives and insights with respect to finance and accounting after spending over 20 years in the investment banking industry. His financial expertise provides our Board a deep understanding of financial and audit-related matters

✓  Valuable insight with respect to the retail industry and the oversight of public companies

2024 Proxy Statement	9

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

STACEY S. RAUCH

Independent Director since 2022

Age: 66

Committees:

•  Audit

•  Nominating & Corporate Governance

Other Public Company Directorships:

•  Heidrick & Struggles International, Inc. since 2019

Prior Public Company Directorships:

•  Ascena Retail Group (2017 to 2021)

•  Land Securities Group PLC (2012 to 2021)

•  Fiesta Restaurant Group, Inc. (2012 to 2023) (Chair from 2017 to 2023)

Stacey S. Rauch is a Senior Partner Emeritus of McKinsey & Company (“McKinsey”). Ms. Rauch was a leader in McKinsey’s Retail and Consumer Goods Practices, served as Head of the North American Retail and Apparel Practice, and as Global Retail Practice Convener. A 24-year veteran of McKinsey, Ms. Rauch led engagements for a wide range of retailers, apparel wholesalers, and consumer goods manufacturers in the U.S. and internationally. Ms. Rauch was a co-founder of McKinsey’s New Jersey office and was the first woman at McKinsey appointed as an industry practice leader. Since retiring from McKinsey, Ms Rauch has served as a member or chair of public, private and private trust company boards.

Director Qualifications:

✓  Strategic leadership expertise and deep experience in international business with a significant focus on the retail, apparel, and consumer goods industries

✓  Meaningful experience in the oversight of executive compensation, corporate governance, and financial reporting

10

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

GRETCHEN W. SCHAR Independent Director since 2019 Age: 69 Committee: • Audit (Chair) Other Public Company Directorships: • Cincinnati Financial Corp. since 2002

Gretchen W. Schar served as Executive Vice President and Chief Financial and Administrative Officer of Arbonne International LLC, a beauty and nutritional products company, from 2011 until 2018 and from 2008 until 2011 served as Executive Vice President and Chief Financial Officer of philosophy, inc., an international prestige beauty brand. Prior to that, Ms. Schar spent over 30 years at The Procter & Gamble Company in finance and general management and global operations roles of increasing responsibility.

Director Qualifications:

✓  Broad experience in finance, accounting, auditing and financial reporting, capital management, investor relations, and global operations

✓  Meaningful experience with strategic growth, including mergers and acquisitions

✓  Significant public company board oversight experience, including in financial and accounting controls, public company reporting, engagement with independent public accounting firms, corporate governance, and executive compensation

2024 Proxy Statement	11

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

STEPHANIE P. STAHL

Independent Director since 2022

Age: 57

Committees:

•  Compensation & Human Capital

•  Nominating & Corporate Governance

Other Public Company Directorships:

•  Dollar Tree, Inc., since 2018

•  Newell Brands, Inc., since 2022

Prior Public Company Directorships:

•  Knoll, Inc. (2013 to 2021)

Stephanie P. Stahl is a former Global Marketing & Strategy Officer of Coach, Inc., where she served from 2012-2015. She is the Founder of her investment and advisory company Studio Pegasus LLC, which she launched in 2015 to focus on supporting early-stage consumer ventures. Ms. Stahl previously held executive positions at several leading retail and consumer products companies and served as a Partner at The Boston Consulting Group until 2003.

Director Qualifications:

✓  Significant experience in the retail/consumer sector including experience developing, executing, and optimizing major change initiatives including fundamental business transformations, mergers and acquisitions, and post-merger integrations

✓  Deep experience in marketing, data analytics, digital strategy, sustainability, brand building, and strategy

✓  Meaningful experience in the oversight of corporate governance, investor engagement, and ESG

BOARD LEADERSHIP STRUCTURE

Carter’s Corporate Governance Principles provide that the positions of Chairman and Chief Executive Officer may be combined if the non-management directors determine it is in the best interest of Carter’s. In August 2009, the independent directors appointed Mr. Casey as Chairman. The Board believes it is appropriate to continue to combine the positions of Chairman and Chief Executive Officer. Mr. Casey has over 30 years of management, finance, and administrative leadership experience at Carter’s. In addition, Mr. Casey has extensive knowledge of, and experience with, all other aspects of Carter’s business, including with its employees, customers, vendors, and shareholders. Having Mr. Casey serve as both Chairman and Chief Executive Officer helps promote unified leadership and direction for both the Board and management.

In connection with Mr. Casey’s appointment as Chairman, the independent directors also created the position of Lead Independent Director (“Lead Director”). This position was created to, among other things, ensure that the independent directors maintain proper oversight of management and Board processes. The responsibilities of the Lead Director include:

•	presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

•	calling additional meetings of the independent directors;

12

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

•	facilitating discussion and open dialogue among the independent directors during Board meetings, executive sessions and outside of Board meetings;

•	serving as principal liaison between the independent directors and the Chairman, without inhibiting direct communication between them;

•

communicating to the Chairman and management, as appropriate, any decisions reached, and suggestions, views or concerns expressed, by independent directors in executive sessions or outside of Board meetings;

•	providing the Chairman with feedback and counsel concerning the Chairman’s interactions with the Board;

•	working with the Chairman to develop and approve Board meeting agendas and meeting schedules;

•	working with the Chairman on the appropriateness (including quality and quantity) and timeliness of information provided to the Board;

•	authorizing the retention of advisors and consultants who report directly to the Board when appropriate;

•	in consultation with the Nominating & Corporate Governance Committee, reviewing and reporting on the results of the Board performance self-evaluations;

•	at least annually, meeting individually with independent directors to discuss Board and committee performance, effectiveness and composition; and

•	if appropriate, and in coordination with management, being available for consultation and direct communication with major shareholders.

Mr. Montgoris was appointed to serve as Lead Director in May 2022.

DIRECTOR INDEPENDENCE

The New York Stock Exchange (“NYSE”) listing standards and Carter’s Corporate Governance Principles require a majority of Carter’s directors to be independent from Carter’s and Carter’s management. For a director to be considered independent, the Board must determine that the director has no direct or indirect material relationship with Carter’s. The Board considers all relevant information provided by each director regarding any relationships each director may have with Carter’s or management. As a result of this review, our Board has determined that all of our non-management directors (all directors other than Mr. Casey) are independent and meet the independence requirements under the listing standards of the NYSE, the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), and Carter’s Corporate Governance Principles.

BOARD AND COMMITTEE EVALUATIONS

The Board recognizes that a robust and constructive evaluation process is an essential component of good corporate governance and Board and committee effectiveness. Through this process, directors provide feedback and assess Board, committee and director performance, including areas where the Board believes it is functioning effectively and areas where the Board believes it can improve. The Board and the committees may, from time to time, engage outside third parties to help with this process.

In fiscal 2023, under the leadership of the Lead Director, the Nominating & Corporate Governance Committee oversaw the Board’s annual evaluation process, which focused on the Board and each of the committees, as well as individual peer-to-peer assessments. These assessments were facilitated by a third party and included individual interviews with each director with feedback given to each director.

2024 Proxy Statement	13

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

RETIREMENT POLICY

Our Corporate Governance Principles include a retirement policy providing that each independent director’s retirement will be automatic at the annual meeting of shareholders following such director reaching the age of seventy five (75), and no person shall be eligible for nomination or election as an independent director after reaching the age of seventy five (75), subject to the following exceptions:

(a)	Mr. Montgoris will retire at the annual meeting of shareholders following his seventy-eighth (78th) birthday (in 2025) to the extent he is still serving as a director at such time; and

(b)

The Board may waive this policy with respect to an individual upon the recommendation of the Nominating & Corporate Governance Committee. A waiver may be granted on a case-by-case basis for any reasonable purpose including, but not limited to, the particular skills and experiences the director brings to the Board, the director’s past performance and ability to continue to constructively contribute going forward, and the then-current composition of the Board. The affected director shall not participate in any vote regarding the waiver if he or she is an incumbent director.

The Board determined that the above exceptions were appropriate in order to promote continuity of experience on the Board in the short-term by allowing Mr. Montgoris to serve beyond his seventy-fifth (75th) birthday. More broadly, the Nominating & Corporate Governance Committee may use reasonable discretion to allow a director to serve past his or her seventy-fifth (75th) birthday in the future.

BOARD AND ANNUAL MEETINGS

Our Corporate Governance Principles require at least four regularly scheduled Board meetings each year, and each director is expected to attend each meeting. The Board held four regularly scheduled quarterly meetings during fiscal 2023; and held three additional special meetings to discuss business developments and progress with Carter’s growth strategies.

In fiscal 2023, no director participated in less than 75% of the aggregate number of all the Board and applicable committee meetings that they were eligible to attend.

Although Carter’s does not have a policy regarding director attendance at annual meetings of shareholders, all directors are encouraged to attend the Annual Meeting. All of the directors then standing for election attended Carter’s virtual annual meeting of shareholders in fiscal 2023.

EXECUTIVE SESSIONS

Executive sessions of independent directors are held at least four times a year. Any independent director can request that additional executive sessions be scheduled. The Lead Director presides at the executive sessions of independent directors.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

BOARD COMMITTEES

Our Board has the following standing committees: the Audit Committee, the Compensation & Human Capital Committee, and the Nominating & Corporate Governance Committee. The Board may also establish other committees to assist in the discharge of its responsibilities. All members of each committee are independent directors. Each committee operates under a written charter, a current copy of which is available on the Investor Relations section of our website at ir.carters.com, or in print by contacting Mr. Robinson at Carter’s address: 3438 Peachtree Road NE, Suite 1800, Atlanta, Georgia 30326. In fulfilling the oversight and other responsibilities delegated by the Board, each Committee:

•	provides the Board with regular reports of its activities;

•	has the sole authority to retain or terminate its consultants and other advisors;

•	receives appropriate funding to pay for necessary resources and administrative expenses; and

•	annually evaluates its performance.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

16

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

2024 Proxy Statement	17

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

ELECTION NOMINATION PROCESS

Governance Principles

Our process for election of directors is based on the following core principles:

•	All directors are elected annually.

•	“Majority Voting” standard for election of directors — each director in an uncontested election must receive more votes “For” his or her election than votes “Against” in order to be elected.

•

A director nominee who is not re-elected under our majority voting standard must tender his or her resignation for consideration by the Board. The Nominating & Corporate Governance Committee is then required to make a recommendation to the Board as to whether it should accept or reject such resignation, and the Board must accept or reject the offer to resign and publicly disclose its decision within 90 days of the certification of the results of the election.

Board Membership Criteria and Identifying Candidates

Our Corporate Governance Principles outline the following criteria for Board membership:

•	Our Nominating & Corporate Governance Committee shall include in each search candidates who reflect diverse backgrounds, including diversity of gender, race, and/or ethnicity.

•	The Nominating & Corporate Governance Committee shall seek to have Board members with diverse backgrounds, experiences, and points of view.

•

On an annual basis, the Nominating & Corporate Governance Committee shall review with the Board the appropriate skills and characteristics required of Board members in the context of the current composition of the Board and provide an assessment of the perceived needs of the Board at that point in time. The Nominating & Corporate Governance Committee’s review may include consideration of all relevant factors, including the experience, integrity, diversity, and reputation of potential candidates.

Members of our management team and, occasionally, a third-party search firm assist the Nominating & Corporate Governance Committee to identify candidates using the general Board membership criteria and current desired skills described in this proxy statement and Carter’s Corporate Governance Principles. In addition, the Nominating & Corporate Governance Committee considers candidates who are recommended by shareholders, other Board members, and our leadership team against those same general Board membership criteria and desired skills.

Any shareholder who wants to recommend a director candidate for the Nominating & Corporate Governance Committee to consider nominating for the 2025 Annual Meeting should submit a written request and related information to Mr. Robinson no later than December 31, 2024 in order to allow for sufficient time to consider the recommendation. Shareholders may also nominate director candidates directly if they comply with the procedures set forth in our amended and restated bylaws (“Bylaws”), which are described in more detail in Question 22 “How do I submit a proposal or nominate a director candidate for the 2025 Annual Meeting?” on page 65.

SHAREHOLDER COMMUNICATION WITH DIRECTORS

A shareholder or other interested party may submit a written communication to the Board, the Lead Director, or other individual independent directors. The submission must be delivered to Mr. Robinson at Carter’s address: 3438 Peachtree Road NE, Suite 1800, Atlanta, Georgia 30326.

The Board, the Lead Director, or other independent directors may require the submitting shareholder to furnish such information as may be reasonably required or deemed necessary to sufficiently review and consider the submission of such shareholder.

Each submission will be forwarded, without editing or alteration, to the Board, the Lead Director, or individual independent directors, as appropriate, at, or prior to, the next scheduled meeting of the Board. The Board or the Lead Director, as appropriate, will determine, in their sole discretion, the method by which such submission will be reviewed and considered.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

RISK OVERSIGHT

Oversight of the various risks we face is integral to the Board’s oversight of our business. The Board, each of our committees, and management have specific roles and responsibilities with respect to those risks. Carter’s management is responsible for identifying, assessing, managing, and mitigating Carter’s strategic, financial, operational, and compliance risks. The chart below provides an overview of the Board’s and its committees’ risk oversight responsibilities.

The Board and its committees receive updates from senior management on relevant risks and management efforts in these areas at Board and committee meetings at least annually and more frequently, as appropriate.

Cybersecurity Oversight

The Audit Committee oversees risks from cybersecurity threats, including through quarterly reports to the Audit Committee by Carter’s Chief Information Security Officer (“CISO”) and Chief Information Officer (“CIO”) and, as needed, special reports to the Audit Committee and/or the Chairperson of the Audit Committee. The Audit Committee includes members with technology and cybersecurity experience and certifications, including a Committee member with over 28 years of experience working for Hewlett Packard Enterprise Company and a Committee member with a Computer Emergency Readiness Team (“CERT”) Certificate in Cybersecurity Oversight issued by the CERT Division of the Software Engineering Institute at Carnegie Mellon University and completion of the National Association of Corporate Directors Master Course in Cybersecurity.

Management plays an integral role in assessing and managing Carter’s material risk from cybersecurity risks. The assessment and management of those risks is led by Carter’s CISO, who has over 20 years of experience working in information technology, including over 10 years specifically focused on information security, infrastructure, and strategy. Carter’s CIO has over 25 years of experience in Retail, Consumer Products, Merchandising, Supply Chain and IT, of which 15 years have been in leadership roles. The CISO team is responsible for leading enterprise-wide cybersecurity strategy, policy, standards, architecture, processes and operations. The CISO and CIO lead quarterly meetings of Carter’s Security Executive Steering Committee (the “Steering Committee”), which is composed of Carter’s Chief Financial Officer, General Counsel, and CIO. The Steering Committee drives awareness, ownership and alignment across broad governance and risk stakeholder groups for effective cybersecurity risk management and reporting.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

Carter’s management maintains and implements a written Incident Response Plan, which is reviewed and updated on an annual basis and includes an Incident Response Plan Executive Committee consisting of Carter’s CIO, CISO, and General Counsel. In addition, members of the CISO’s and CIO’s teams monitor Carter’s systems and processes and promptly report incidents as required under the Incident Response Plan, including, but not limited to, reporting to the appropriate members of management and, as needed, the Audit Committee. We have been subject to cybersecurity incidents in the past, including within the last three years, and expect them to continue as cybersecurity threats evolve in sophistication. Although the aggregate impact of cybersecurity incidents has not been material to date, we cannot provide any assurances that such events will not occur and impacts therefrom will not be material in the future.

The Incident Response Plan has been developed to align with the four phases for the security handling lifecycle set forth in the National Institute for Standards and Technology Special Publication 800-61: (1) Preparation, (2) Detection & Analysis, (3) Containment Eradication & Recovery, and (4) Post-Incident Activity.

ESG Oversight

We believe a strong management team and governance are essential to demonstrating accountability and driving our desired results when it comes to important ESG matters, including human rights and responsible sourcing, product quality and safety, supply chain resilience, raw materials sourcing, ethical conduct and consumer behavior. The following is a high-level overview of oversight for ESG matters at our company.

More information about our ESG efforts, including our latest sustainability report, can be found at esg.carters.com (the contents of which are not incorporated by reference into this proxy statement).

Compensation Program Risk Assessment

As part of its oversight role, the Compensation & Human Capital Committee considers the impact of our compensation program, policies and practices (both at the executive and below-executive levels) on Carter’s overall risk profile. Specifically, the Compensation & Human Capital Committee, with assistance from our CEO, General Counsel, and Senior Vice President, Human Resources & Talent Development, reviews Carter’s compensation policies and practices, discusses and reviews whether the incentive compensation arrangements promote appropriate approaches to the taking and management of risk, and, specifically, do not encourage

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

executive officers to take unnecessary and excessive risks. We believe that our pay program provides an effective balance in cash and equity and a mix of short-and longer-term performance periods, and also requires the Compensation & Human Capital Committee to approve payouts. Based on the Compensation & Human Capital Committee’s most recent review, the Compensation & Human Capital Committee determined that the risks arising from Carter’s compensation policies and practices are not reasonably likely to have a material adverse effect on Carter’s.

CORPORATE GOVERNANCE PRINCIPLES AND CODE OF ETHICS

Carter’s is committed to conducting its business with the highest level of integrity and maintaining the highest standards of corporate governance. Our Corporate Governance Principles and Code of Ethics provide the structure within which our Board and management operate Carter’s. Our Code of Ethics, updated in 2023, applies to all directors and Carter’s employees. Our Corporate Governance Principles and Code of Ethics are available in the Investor Relations section of our website at ir.carters.com or in print by contacting Mr. Robinson at Carter’s address set forth in the 2024 Notice of Annual Meeting.

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PROPOSAL NUMBER ONE — ELECTION OF DIRECTORS

The Board proposes that the following 11 director nominees be elected to the Board to serve until the next annual meeting in 2025, or until his or her earlier resignation, death, or removal. Each nominee is listed below, along with their age as of the date of the Annual Meeting. For more information about each of the director nominees, including individual biographies. Please see “Board of Directors and Corporate Governance Information—Board of Directors.”

Name	Age

Rochester Anderson, Jr.	62

Jeffrey H. Black	69

Hali Borenstein	39

Luis Borgen	54

Michael D. Casey	63

Jevin S. Eagle	57

Mark P. Hipp	62

William J. Montgoris	77

Stacey S. Rauch	66

Gretchen W. Schar	69

Stephanie P. Stahl	57

The Board recommends a vote FOR

the election of each of the director nominees listed above.

VOTE REQUIRED

Pursuant to our Bylaws and our Corporate Governance Principles, the number of votes properly cast “for” a director nominee must exceed the aggregate number of votes cast “against” that nominee for that nominee to be elected. Abstentions and broker non-votes will be counted towards a quorum. Abstentions and broker non-votes will not have any impact on the outcome of this vote.

Any nominee who is an existing director who does not receive a majority of votes cast “for” their election is required to tender his or her resignation for consideration by the Board. The Nominating and Corporate Governance Committee is then required to make a recommendation to the Board as to whether it should accept or reject such resignation. The Board, taking into account such recommendation, will decide whether to accept such resignation. The Board’s decision will be publicly disclosed within ninety (90) days after the results of the election are certified. A director whose resignation is under consideration shall abstain from participating in any recommendation or decision regarding his or her resignation. If the resignation is not accepted, the director will continue to serve until the next annual meeting of shareholders and until such director’s successor is elected and qualified.

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COMPENSATION OF DIRECTORS

When they are initially appointed to the Board, each of our independent directors receives a one-time restricted stock grant, equal to the value of the annual retainer, that cliff vests after three years. Thereafter, each of our non-management directors receives an annual cash retainer and an annual stock award, and each of our committee chairpersons and our Lead Director receives an additional annual retainer. Non-management directors also receive fees for each meeting they attend.

For fiscal 2023, each director’s annual retainer was comprised of an $85,000 cash payment and an immediately vested grant of our common stock valued at approximately $155,000. In addition to the annual retainer:

•	our Lead Director received a $40,000 cash retainer;

•

the chairperson of our Audit Committee received a $30,000 cash retainer and the chairpersons of our Compensation & Human Capital and Nominating & Corporate Governance Committees each received $25,000 cash retainers; and

•

each director received meeting fees of $2,500 for each regularly scheduled Board meeting, and $1,000 for each special meeting of the Board and regularly scheduled or special meeting of the standing Board committees.

We also reimburse directors for travel expenses incurred in connection with attending Board and committee meetings and for other expenses incurred while conducting Company business.

Mr. Casey receives no additional compensation for serving on the Board.

The following table provides information concerning the compensation of our non-management directors serving during fiscal 2023.

FISCAL 2023 DIRECTOR COMPENSATION TABLE(a)

Name	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Total ($)

Rochester Anderson, Jr.	$107,000	$155,049	$262,049

Jeffrey H. Black	$106,000	$155,049	$261,049

Hali Borenstein	$103,000	$155,049	$258,049

Luis Borgen	$115,000	$155,049	$270,049

A. Bruce Cleverly (d)	$6,500	$—	$6,500

Jevin S. Eagle	$132,000	$155,049	$287,049

Mark P. Hipp	$114,000	$155,049	$269,049

William J. Montgoris	$168,000	$155,049	$323,049

Stacey S. Rauch	$111,000	$155,049	$266,049

Gretchen W. Schar	$136,000	$155,049	$291,049

Stephanie P. Stahl	$112,000	$155,049	$267,049

(a)	As a NEO and management director, Mr. Casey’s compensation information is omitted from this table and presented in the Summary Compensation Table on page 41.
(b)	This column reports the amount of cash compensation earned in fiscal 2023 through annual cash retainers and meeting fees.
(c)

On May 18, 2023, we issued 2,385 fully vested shares of common stock to each non-management director who was a member of the Board on that date with a grant date fair value of $65.01 per share, computed in accordance with FASB ASC Topic 718.

(d)	Mr. Cleverly retired from the Board and did not stand for election at the 2023 annual meeting.

For complete beneficial ownership information of our common stock for each director, see the information presented below the heading “Securities Ownership of Beneficial Owners, Directors, and Executive Officers” on page 55.

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COMPENSATION OF DIRECTORS

Directors may opt to defer cash retainer payments and stock grants in the form of deferred stock units until the fifth anniversary of the grant date or until the director leaves the Board. No directors deferred their cash retainer and/or stock grants for fiscal 2023.

Under Carter’s minimum ownership guidelines, no director may sell Carter’s stock unless he or she owns shares of Carter’s stock with a total market value in excess of five times his or her annual cash retainer, or $425,000, by the end of his or her sixth year of service on the Board. Each of our directors complied with these ownership guidelines in fiscal 2023.

There are no family relationships among any of the directors or our executive officers and none of our non-management directors performed any services for Carter’s other than services as directors.

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EXECUTIVE OFFICERS’ BIOGRAPHICAL INFORMATION AND EXPERIENCE

MICHAEL D. CASEY Chairman, Chief Executive Officer & President Age: 63

Michael D. Casey joined Carter’s in 1993 as Vice President of Finance. Mr. Casey was named Senior Vice President of Finance in 1997, Senior Vice President and Chief Financial Officer in 1998, Executive Vice President and Chief Financial Officer in 2003, Chief Executive Officer in 2008, and re-assumed the President position in March 2024. Mr. Casey became a director in 2008 and was named Chairman of the Board of Directors in 2009. Prior to joining Carter’s, Mr. Casey worked for Price Waterhouse LLP, a predecessor firm to PricewaterhouseCoopers LLP, from 1982 to 1993.

KENDRA D. KRUGMAN Senior Executive Vice President, Chief Creative & Growth Officer Age: 46

Kendra D. Krugman joined Carter’s in 2007 as Manager, Merchandising. Ms. Krugman was named Director, Merchandising in 2008, Vice President Sales and Merchandising, Mass Channel in 2012, Senior Vice President Carter’s Brands and Licensing in 2016, Executive Vice President, Merchandising & Design in July 2018, Executive Vice President, Retail and Chief Merchandising Officer in March 2023, and Senior Executive Vice President, Chief Creative & Growth Officer in March 2024. Prior to joining Carter’s, Ms. Krugman held positions at The Gap, Inc. and French Connection Group.

RICHARD F. WESTENBERGER Senior Executive Vice President, Chief Financial Officer & Chief Operating Officer Age: 55

Richard F. Westenberger joined Carter’s in 2009 as Executive Vice President & Chief Financial Officer, and was appointed Senior Executive Vice President, Chief Financial Officer & Chief Operating Officer in March 2024. Mr. Westenberger’s responsibilities include management of Carter’s finance, enterprise risk management, supply chain, real estate, and information technology functions. Prior to joining Carter’s, Mr. Westenberger served as Vice President of Corporate Finance and Treasurer of Hewitt Associates, Inc. from 2006 to 2008. From 1996 to 2006, Mr. Westenberger held various senior financial management positions at Sears Holdings Corporation and its predecessor organization, Sears, Roebuck and Co., including Senior Vice President & Chief Financial Officer of Lands’ End, Inc., Vice President of Corporate Planning & Analysis, and Vice President of Investor Relations. Prior to Sears, Mr. Westenberger was with Kraft Foods, Inc. He began his career at Price Waterhouse LLP, a predecessor firm to PricewaterhouseCoopers LLP, and is a certified public accountant.

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EXECUTIVE OFFICERS’ BIOGRAPHICAL INFORMATION AND EXPERIENCE

JULIE A. D’EMILIO Executive Vice President, Global Sales Age: 57

Julie A. D’Emilio joined Carter’s in 2006 as Vice President of Sales. Ms. D’Emilio was named Senior Vice President of Sales in 2013, and then Executive Vice President, Sales in 2016. In 2020, Ms. D’Emilio was appointed Executive Vice President, Global Sales. Prior to joining Carter’s, Ms. D’Emilio was with Calvin Klein Jeans, a division of The Warnaco Group, Inc., in various management positions, including Executive Vice President of Juniors’ and Girls, and Vice President of the Women’s Division. Ms. D’Emilio began her career with Liz Claiborne Inc. and also worked for London Fog Industries, Inc. and Jones Apparel Group, a predecessor of The Jones Group, Inc.

JEFFREY M. JENKINS Executive Vice President, Global Marketing Age: 46

Jeffrey M. Jenkins joined Carter’s in 2019 as Executive Vice President, Global Marketing. From July 2017 to July 2019, Mr. Jenkins was with CKE Restaurants Holdings, Inc., the parent company of the Carl’s Jr. and Hardee’s fast food restaurant brands, serving most recently as Global Chief Digital Officer and previously as Chief Marketing Officer. From June 2015 to July 2017, Mr. Jenkins was with Whole Foods Market, Inc. as Vice President, Digital Marketing & Channel Activation and Vice President, Digital Strategy & Marketing. From 2008 to June 2015, Mr. Jenkins was with Yum! Brands, Inc. in marketing roles of increasing responsibility.

BENJAMIN L. PIVAR Senior Vice President & Chief Information Officer Age: 57

Benjamin L. Pivar joined Carter’s in 2015 as Vice President Information Technology (IT) Supply Chain. Mr. Pivar was named Vice President Retail IT in 2017, Vice President & Chief Information Officer in 2018, and Senior Vice President & Chief Information Officer in 2019. Prior to joining Carter’s, Mr. Pivar spent 12 years at Capgemini, most recently as Senior Vice President, North America Retail Lead.

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EXECUTIVE OFFICERS’ BIOGRAPHICAL INFORMATION AND EXPERIENCE

ANTONIO D. ROBINSON Senior Vice President, General Counsel, Secretary, Corporate Social Responsibility & Chief Compliance Officer Age: 52

Antonio D. Robinson joined Carter’s in 2010 as Vice President, Associate General Counsel. Mr. Robinson was named Vice President, Deputy General Counsel & Chief Compliance Officer in 2019; Senior Vice President, Corporate Social Responsibility in 2020; and Senior Vice President, General Counsel, Secretary, Corporate Social Responsibility & Chief Compliance Officer in 2023. Prior to joining Carter’s, Mr. Robinson was a shareholder and attorney in private practice in the Atlanta office of Littler Mendelson P.C.

KAREN G. SMITH Executive Vice President, Supply Chain Age: 57

Karen G. Smith joined Carter’s in 2022 as Executive Vice President, Supply Chain. From 2019 to 2022, Ms. Smith was with Kontoor Brands, inc. (“Kontoor”), serving most recently as Executive Vice President of Supply Chain and previously as Vice President of Global Supply Chain Operations, a role she assumed after Kontoor’s 2019 spinoff from V.F. Corporation. From 2014 to 2019, she was with V.F. Corporation in various management positions, including Vice President, Supply Chain Operations, Americas East. Prior to V.F. Corporation, Ms. Smith worked for Jockey International in supply chain leadership roles of increasing responsibility.

JILL A. WILSON Senior Vice President, Human Resources & Talent Development Age: 57

Jill A. Wilson joined Carter’s in 2009 as Vice President of Human Resources. In 2010, Ms. Wilson was promoted to Senior Vice President, Human Resources & Talent Development. Ms. Wilson joined Carter’s after more than 20 years with The May Company and Macy’s, Inc. While at Macy’s, Ms. Wilson held various human resource positions of increasing responsibility, including Group Vice President of Human Resources. Ms. Wilson has extensive experience in a broad range of human resource disciplines including global talent management, organizational development, learning and development, compensation, benefits, talent acquisition, and merger integration.

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COMPENSATION DISCUSSION AND ANALYSIS

OVERVIEW

This Compensation Discussion and Analysis, or CD&A, is intended to provide information regarding Carter’s executive compensation program and practices. This CD&A covers a variety of topics, including Carter’s compensation philosophy regarding executive compensation, the role of our Compensation and Human Capital Committee (also referred to in this CD&A as the Committee), in setting the compensation of our executive officers, including our Named Executive Officers (“NEOs”), and our executive compensation decisions for fiscal 2023.

Our NEOs (with their titles as of the filing of this proxy statement) for fiscal 2023 were:

Michael D. Casey Chairman, Chief Executive Officer & President	Richard F. Westenberger Senior Executive Vice President, Chief Financial Officer & Chief Operating Officer	Brian J. Lynch Former President & Chief Operating Officer	Kendra D. Krugman Senior Executive Vice President, Chief Creative & Growth Officer	Julie A. D’Emilio Executive Vice President, Global Sales

As previously announced, Mr. Lynch retired from Carter’s on March 1, 2024. In connection with Mr. Lynch’s retirement, Ms. Krugman was promoted to Senior Executive Vice President, Chief Creative & Growth Officer, and Mr. Westenberger was promoted to Senior Executive Vice President, Chief Financial Officer & Chief Operating Officer. The Company and Mr. Lynch entered into a consulting agreement, effective March 1, 2024, that is described in the section titled “Retirement of NEO and Consulting Agreement.”

OVERVIEW OF EXECUTIVE COMPENSATION DECISIONS FOR FISCAL 2023

This CD&A presents information regarding the Committee’s consideration of Carter’s performance in 2023 and related compensation decisions.

On an annual basis, the Committee approves Carter’s compensation programs in February and final target metrics in March, based on forecasted financial results for the fiscal year. The Committee made its decisions in light of then current, and expected, industry, macroeconomic, and geopolitical trends, including high levels of inflation, consumer uncertainty about the overall economy, and elevated interest rates.

The Committee considered various factors in determining the structure of Carter’s compensation programs for 2023, including the effects of high levels of inflation and elevated interest rates on our target consumers, and various initiatives planned by Carter’s to meaningfully reduce inventory levels and improve product sell-throughs, price realization, and gross profit margin. During the course of 2023, Carter’s also benefited from improved on-time shipping performance and negotiating lower ocean freight rates and product costs.

In light of continued consumer trends and shifting customer demographics, management recommended, and the Committee approved, a 2023 annual cash incentive compensation structure that included a strategic objectives component (weighted at 25%) that includes CSR-related objectives. More information on Carter’s 2023 annual cash incentive compensation structure can be found in this CD&A, under the heading “2023 Annual Cash Incentive Compensation”.

2023 CARTER’S PERFORMANCE HIGHLIGHTS

Unless otherwise stated, comparisons are to fiscal 2022. In addition to the results presented in this Proxy Statement in accordance with GAAP, we have provided adjusted, non-GAAP financial measurements. We believe these adjustments provide a meaningful comparison of the Company’s results and afford investors a view of what management considers to be the Company’s underlying performance. These measures are presented for informational purposes only. See the Appendix to this Proxy Statement for additional disclosures and reconciliations regarding these non-GAAP financial measures.

•

Consolidated net sales decreased $267.1 million, or 8.3%, to $2.95 billion, due to macroeconomic factors, including inflationary pressures on families with young children, increased interest rates, increased consumer debt levels, decreased savings rates, and fear of recession, which, collectively lowered consumer demand in 2023.

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COMPENSATION DISCUSSION AND ANALYSIS

•	Gross margin increased 160 bps to 47.4%, due to decreased inventory provisions, decreased ocean freight rates, and improved price realization.

•

Selling, general, and administrative expenses decreased $16.1 million, or 1.4%, to $1.09 billion, due to decreased eCommerce expenses on decreased sales, decreased transportation costs, and decreased marketing expenses. In addition, selling, general, and administrative expenses as a percentage of consolidated net sales increased 250 bps to 37.1%, due to fixed cost deleverage on decreased sales, increased performance-based compensation expense, and increased consulting costs.

•

Consolidated operating income decreased $55.8 million, or 14.7%, to $323.4 million, and adjusted operating income, a non-GAAP financial measure, decreased $60.4 million, or 15.5%, to $327.8 million. The decrease in consolidated operating income is due to the factors discussed above, partially offset by the nonrecurrence of a $9.0 million non-cash pre-tax impairment charge related to the Skip Hop tradename in fiscal 2022.

•	Diluted net income per common share decreased $0.10, or 1.6%, to $6.24, and adjusted diluted net income per common share decreased $0.71, or 10.3%, to $6.19.

•	Inventories decreased $207.4 million, or 27.9%, to $537.1 million, primarily due to decreased “pack and hold” inventory, improved days of supply, and lower product costs.

•

As a result of our strong financial position and liquidity, we returned $212.0 million of excess capital to our shareholders, comprised of $100.0 million in share repurchases and $112.0 million in cash dividends.

EXECUTIVE COMPENSATION HIGHLIGHTS FOR FISCAL 2023

The Committee believes that our executive compensation program is appropriately designed to attract and retain superior executive talent and drive performance. As described more fully in this CD&A, the Committee took the following actions, among others, with respect to fiscal 2023 compensation for our NEOs:

•

reviewed the peer group to be used by the Committee as a source of comparative compensation data for fiscal 2023, and determined that the existing group remained appropriate with no necessary adjustments;

•	benchmarked compensation for all executive officers, including the NEOs, using a combination of proxy disclosures by Carter’s peer group and retail industry survey data;

•

structured annual incentive compensation for 2023 to consist of four performance metrics, weighted equally at 25%: (1) net sales; (2) operating income (with attainment to be measured based on adjusted results reported to financial markets); (3) operating cash flow; and (4) strategic objectives (consisting of the following: (a) accelerate growth of Little Planet sales; (b) advance marketing personalization capabilities; (c) test new store experiences; and (d) demonstrate progress with multi-cultural customer acquisition);

•

approved new equity awards consisting of 50% time-based restricted stock vesting annually over four years and 50% performance-based restricted stock. The 2023 performance-based restricted stock has the following features:

•	two performance metrics, net sales and adjusted earnings per share, as reported to financial markets; and

•	a three year performance period (fiscal years 2023, 2024, and 2025).

•

The Committee set target net sales and adjusted earnings per share for 2023, as well as the target growth percentages for 2024 and 2025 that are based on actual net sales and adjusted earnings per share for 2023 and 2024, respectively.

•	In the first quarter of 2026, the Committee will determine the number of shares, if any, of performance-based stock that are earned under the 2023 performance-based restricted stock awards.

COMPENSATION GOVERNANCE

The Committee and the Board have established executive compensation-related policies and procedures, including those discussed below, that they believe are appropriate for Carter’s and its shareholders in light of the industries in which Carter’s operates, its business model, and its financial and operational performance.

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COMPENSATION DISCUSSION AND ANALYSIS

What We Do:	What We Do Not Do

✓  Align Pay with Carter’s Performance: A significant portion of our NEOs’ total direct compensation is linked to Carter’s performance in the form of annual incentive compensation and long-term equity compensation tied to performance criteria. We award a 50%/50% mix of time-based and performance-based restricted stock as described more fully in the CD&A.

✓  Retain an Independent Compensation Consultant: The Committee retains an independent consultant to advise it on executive and director compensation matters and to help analyze comparative compensation data to confirm that the design and pay levels of our compensation program are consistent with market practices.

✓  Utilize Stock Ownership Guidelines: We have minimum stock ownership guidelines for our executive officers to encourage them to maintain a meaningful equity interest in Carter’s in order to align their interests with those of our shareholders.

✓  Utilize Equity Retention Guidelines: Our equity retention policy for executive officers requires holding periods for time-based restricted stock and time-based stock option grants.

✓  Have Double-Trigger Cash Severance Arrangements in the Event of a Change of Control: Our severance agreements with our NEOs provide for cash severance benefits to be paid if there is a qualifying termination in connection with a change of control.

✓  Effective With Grants in 2024 and Beyond, Our Equity Incentive Arrangements Include Double-Trigger Provisions and Mandatory Clawback Provisions: As disclosed further in this CD&A, effective February 15, 2024, Carter’s amended its Equity Incentive Plan to include double-trigger change of control provisions, as well as mandatory clawback provisions consistent with the requirements of Rule 10D-1 under the Exchange Act, related NYSE listing standards, and our Clawback policy.

✗   No Guaranteed Annual Salary Increases or Guaranteed Bonuses

✗   No Re-Pricing of Stock Options

✗   No Hedging, Pledging, or Short Sales of Company Stock

✗   No Special Perquisites Provided to Our NEOs

✗   No Equity Grants Below 100% Fair Market Value

✗   No Annual Equity Grants During Closed Insider Trading Windows

COMPENSATION STRUCTURE AND DETERMINATION

Our compensation philosophy is to set our NEOs’ total direct compensation at levels that will attract, motivate, and retain superior executive talent in a highly competitive environment. Carter’s compensation program for our NEOs is designed to support these objectives and encourage strong financial performance on an annual and long-term basis by linking a significant portion of our NEOs’ total direct compensation to Company performance in the form of annual cash incentive compensation and long-term performance stock awards.

The principal components of the compensation structure for our NEOs are:

•	base salary;

•	annual cash incentive compensation; and

•	long-term equity incentive compensation.

Together, we refer to these three components as “total direct compensation.”

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COMPENSATION DISCUSSION AND ANALYSIS

General

In setting a total direct compensation target for each NEO, the Committee considers both objective and subjective factors set forth below. The Committee also reviews total direct compensation, and its individual components, at the 25th, 50th, and 75th percentile levels paid to executives in similar positions at the companies in our peer group and, as needed, a broader retail survey, in order to assess where the compensation it sets falls relative to market practices.

These levels are selected because the Committee reviews this peer data as a reference point in determining whether the total compensation opportunity is likely to provide sufficient motivation and retention as well as whether it properly reflects the NEO’s role and scope of responsibilities.

In setting compensation of Carter’s NEOs, the Committee considered multiple objective and subjective factors, including:

•	the nature and scope of each executive officer’s responsibilities;

•	comparative compensation data for executive officers in similar positions at companies in our peer group and, as needed, a broader retail survey;

•	each executive officer’s experience, performance, and contribution to Carter’s;

•	Carter’s performance;

•	prior equity awards and potential future earnings from equity awards;

•	retention needs; and

•	any other factors the Committee deems relevant.

BASE SALARY

When setting base salaries for our NEOs, the Committee considers the objective and subjective factors set forth above and also reviews base salaries at the 25th, 50th, and 75th percentile levels paid to executives in similar positions at the companies in our peer group and a broader retail survey, as appropriate.

ANNUAL CASH INCENTIVE COMPENSATION

Carter’s makes annual cash incentive compensation (through our Incentive Compensation Plan) a significant component of our NEOs’ targeted total direct compensation in order to motivate our executive officers to achieve Carter’s annual operating plans. For each NEO, the Committee approves target annual cash incentive compensation as a percentage of such NEO’s base salary. In establishing these annual cash incentive compensation targets, the Committee considers our NEOs’ potential total direct compensation in light of Carter’s compensation philosophy and comparative compensation data.

The Committee has the discretion to reduce or not to award annual cash incentive compensation, even if Carter’s achieves its financial performance targets, and to take into account personal performance in determining the percentage of each NEO’s annual cash incentive compensation to be paid, if any. Furthermore, the Board has adopted a clawback policy, consistent with the requirements of Rule 10D-1 under the Exchange Act and the related NYSE listing standards (referred to in this proxy statement as the “clawback policy”) that requires an executive officer (as defined in the clawback policy) to repay or return erroneously awarded compensation in the event of an accounting restatement of previously-reported financial results.

LONG-TERM EQUITY INCENTIVE COMPENSATION

Our Equity Incentive Plan allows for various types of equity awards, including stock options, restricted stock (both time and performance-based), restricted stock units, stock appreciation rights, and deferred stock. Awards under

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COMPENSATION DISCUSSION AND ANALYSIS

our Equity Incentive Plan are granted to recruit, motivate, and retain employees and in connection with promotions or increased responsibility. Historically, the Committee has awarded a combination of time and performance-based restricted stock and time-based restricted stock units, although it may choose to use other forms of equity awards in the future.

All awards under our Equity Incentive Plan must be approved by the Committee. The Committee determines the type, timing, and amount of equity awards granted to each of our NEOs after considering their previous equity awards, base salary, and target annual cash incentive compensation in light of Carter’s compensation philosophy. The Committee also considers the comparative compensation data in our peer group and, as needed, a broader retail survey, and our desire to retain and motivate our NEOs and align their goals with the long-term goals of our shareholders.

The Committee’s practice is to approve equity grants at regularly scheduled meetings, but may also make equity grants at special meetings or by unanimous written consent, and could select a date subsequent to a regularly scheduled meeting on which to grant equity awards.

In considering the value of equity awards, we calculate the value of time-based and performance-based restricted stock awards using the closing price of our common stock on the date of grant.

Effective February 15, 2024, Carter’s amended its Equity Incentive Plan to include double-trigger change of control provisions to more closely-align Carter’s pay practices with market practice. For equity awards in fiscal 2024 and beyond, the vesting of the awards will be accelerated if either (1) the surviving entity does not provide replacement awards that meet criteria as set forth in the amended Equity Plan or, if applicable, the award agreement (referred to as “qualifying replacement awards”), or (2) the surviving entity provides qualifying replacement awards, but there is a termination of employment for cause or resignation for good reason (as defined in the amended Equity Incentive Plan) within two years after the change in control.

In addition, the Equity Incentive Plan was amended to include mandatory clawback provisions consistent with the requirements of Rule 10D-1 under the Exchange Act, related NYSE listing standards, and Carter’s clawback policy. Under the amended Equity Incentive Plan, and consistent with Carter’s clawback policy, the executive is required to repay or return erroneously awarded compensation in the event of an accounting restatement of previously-reported financial results. No other changes were made to the Equity Incentive Plan.

ROLE OF THE COMPENSATION & HUMAN CAPITAL COMMITTEE, INDEPENDENT CONSULTANT AND MANAGEMENT

The Committee sets the total direct compensation of our NEOs, as well as the financial performance targets for our NEOs’ annual cash incentive compensation and vesting terms for their equity awards, including performance-based awards.

For fiscal 2023, the Committee engaged Meridian Compensation Partners, LLC, an independent compensation consultant (“Meridian”), to advise it on executive and director compensation matters.

Meridian informs the Committee on market trends, as well as regulatory issues and developments and how they may impact Carter’s executive compensation program. Among other things, Meridian also:

•	participates in the design of the executive compensation program to help the Committee evaluate the linkage between pay and performance;

•	reviews market data and advises the Committee regarding the compensation of Carter’s executive officers; and

•	reviews and advises the Committee regarding director compensation.

Meridian serves at the discretion of the Committee and regularly attends executive sessions with the Committee at which management is not present. At the direction of the Committee, our Chief Executive Officer works with Meridian to review comparative compensation data and makes recommendations for base salary, annual cash

32

COMPENSATION DISCUSSION AND ANALYSIS

incentive compensation, and long-term equity incentive compensation for our NEOs, other than himself. Compensation for our Chief Executive Officer is set by the Committee, without any involvement by the Chief Executive Officer and reflecting feedback provided by Meridian to the Committee.

The Committee has assessed the independence of Meridian Compensation Partners, LLC pursuant to applicable NYSE and SEC rules and has determined that it is independent, and the work provided by it did not raise a conflict of interest.

PEER GROUP ANALYSIS AND RETAIL SURVEY

To assess the market competitiveness of our NEOs’ compensation, the Committee and management review data provided by Meridian from two sources: our peer group and, as needed, a broader retail survey.

The Committee has established a peer group, which is generally comprised of companies in the retail or wholesale industries which primarily conduct business in apparel or related accessories, sell products under multiple brands through retail stores, and have net sales generally between one-half and two times Carter’s net sales.

In setting fiscal 2023 compensation, our peer group was comprised of the following fifteen companies:

Abercrombie & Fitch Co.	Kontoor Brands, Inc.

American Eagle Outfitters, Inc.	Levi Strauss & Co.

The Children’s Place, Inc.	Skechers USA, Inc.

Columbia Sportswear Company	Tapestry, Inc.

G-III Apparel Group, Ltd.	Under Armour, Inc.

Gildan Activewear, Inc.	Urban Outfitters, Inc.

Guess?, Inc.	Williams-Sonoma, Inc.

HanesBrands Inc.

The Committee, with the advice of Meridian, also uses select information from a broader retail survey (that includes apparel and related products retailers or department stores which primarily sell apparel and related products) for executive compensation market assessment in order to supplement compensation data provided by the peer group analysis that may not be adequately represented in the data that is available from our peer group.

In November 2023, the Committee conducted its annual review of our peer group, with the assistance of Meridian, and removed Skechers USA, Inc. and Williams-Sonoma, Inc., and added Victoria’s Secret & Co. and Oxford Industries, Inc.

SAY-ON-PAY RESULTS

At the 2023 Annual Meeting of shareholders, approximately 88% of the votes cast were in favor of the advisory vote to approve executive compensation. While this vote was advisory and not binding, the Committee carefully considered the result of the say-on-pay vote in the context of our overall compensation philosophy, as well as our compensation policies and decisions. After reflecting on the say-on-pay vote, the Committee decided that no changes to Carter’s compensation philosophy were necessary. At the 2024 Annual Meeting, we will have an annual advisory vote to approve executive compensation (Proposal Number Two). The Committee plans to continue to consider the results from this year’s and future advisory votes on executive compensation.

2023 TOTAL DIRECT COMPENSATION

During fiscal 2023, the Committee reviewed compensation data from our peer group and, as needed, a broader retail survey, and compared that data to the compensation of our NEOs, in connection with approving total direct compensation for 2023. In setting total direct compensation for 2023, the Committee also considered the various factors noted earlier in this CD&A.

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COMPENSATION DISCUSSION AND ANALYSIS

The components of total direct compensation are discussed more fully below.

2023 BASE SALARY

In February 2023, the Committee approved an increase in the base salaries for each of our NEOs, with such increases effective in May 2023. In March 2023, in connection with Ms. Krugman’s promotion to Executive Vice President, Retail and Chief Merchandising Officer, Ms. Krugman’s base salary was increased to $700,000, effective March 2023. These increases were based on market data, the nature and scope of each NEO’s responsibilities, and each NEO’s performance during fiscal 2022. The base salary for each NEO for fiscal 2023 is set forth below.

	Michael D. Casey	Richard F. Westenberger	Brian J. Lynch	Kendra D. Krugman	Julie A. D’Emilio

Base salary rate—2022 (effective May 2022)	$1,250,000	$685,000	$845,000	$630,000	$565,000

Base salary rate—2023 (effective May 2023 for all officers except for Ms. Krugman, and March 2023 for Ms. Krugman)	$1,300,000	$715,000	$880,000	$700,000	$590,000

Percentage Increase	4.00%	4.40%	4.10%	11.11%	4.40%

The total salary earned by each NEO in fiscal 2023 is shown in the Summary Compensation Table in the “Salary” column and takes into account the change in each NEO’s salary in May 2023.

2023 ANNUAL CASH INCENTIVE COMPENSATION

In February 2023, the Committee set the following fiscal 2023 annual cash incentive compensation targets for our NEOs:

•	150% of base salary for Mr. Casey;

•	100% of base salary for Mr. Lynch; and

•	75% of base salary for Mr. Westenberger, Ms. Krugman, and Ms. D’Emilio based on each NEO’s responsibilities, expected contribution and market data.

In accordance with our Incentive Compensation Plan, for fiscal 2023, the Committee established three financial performance metrics and one “Strategic Objectives” component, to determine the amount, if any, of annual cash incentive compensation to be paid under our Incentive Compensation Plan:

•	net sales (weighted at 25%);

•	operating income (weighted at 25%) (with attainment to be based on adjusted results as reported to shareholders);

•	operating cash flow (weighted at 25%); and

•

strategic objectives (weighted at 25%), which consisted of the following four objectives (1) accelerate the growth of Little Planet sales, (2) advance marketing personalization capabilities, (3) test new store experiences, and (4) demonstrate progress with multi-cultural customer acquisition.

The Committee selected net sales, operating income (as it may be adjusted and reported to financial markets), operating cash flow, and strategic objectives as performance metrics because it believes these metrics are key measures that align with the interests of our shareholders, namely growth, profitability, and cash flow generation.

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COMPENSATION DISCUSSION AND ANALYSIS

As described below, our NEOs could have earned from 0% to 150% of their target annual cash incentive compensation in fiscal 2023 based upon Carter’s achievement of net sales, operating income (as it may be adjusted), and operating cash flow financial performance metrics and the strategic objectives metric. In prior years, the Committee had approved payouts of up to 200% of the executive officer’s target annual cash incentive compensation (based on achievement of financial performance metrics). In light of planned sales and profitability in 2023, which was expected to be below that achieved in 2022, the Committee lowered the maximum potential payout to 150% and also set the milestones between Target and Maximum to be more challenging to attain.

The payment grid for the 2023 annual incentive compensation program is set forth below. Please see additional information in our Annual Report on Form 10-K for fiscal 2023 for how adjusted operating income is calculated from Carter’s audited financial statements.

2023 ANNUAL CASH INCENTIVE COMPENSATION — PERFORMANCE METRICS

	Net Sales (25%) (in millions)	Adj. Operating Income (25%) (in millions)(1)	Operating Cash Flow (25%) (in millions)	Strategic Objectives (25%)

25% of Target (Threshold Performance)	$2,840	$325	$275	N/A

100% of Target (Target Performance)	$3,021	$363	$325	N/A

150% of Target (Maximum Performance)	$3,213	$400	$375	N/A

Actual Fiscal 2023 Performance	$2,946	$328	$529	N/A

(1)	See the Appendix to this Proxy Statement for a reconciliation of Adjusted Operating Income to its most directly comparable GAAP measure, Operating Income.

In February 2024, the Committee determined that based on Carter’s performance noted above, as well as the achievement of 100% of the strategic objectives, Carter’s achieved an overall performance at 88% of Target and, as a result, our NEOs were awarded 88% of their annual cash incentive compensation targets for fiscal 2023 as summarized below.

	Annual Cash Incentive Compensation Targets ($)	Annual Cash Incentive Compensation Actually Paid at 88% of Target ($)

Michael D. Casey	$1,950,000	$1,716,000

Richard F. Westenberger	$ 536,250	$ 471,900

Brian J. Lynch	$ 880,000	$ 774,400

Kendra B. Krugman	$ 525,000	$ 462,000

Julie A. D’Emilio	$ 442,500	$ 389,400

2023 LONG-TERM EQUITY INCENTIVE COMPENSATION

The discussion below includes information regarding long-term equity incentive compensation awarded in fiscal 2023.

Long-Term Equity Incentive Compensation Awarded in 2023. In February 2023, the Committee approved a 50%/50% mix of annual time-based restricted stock grants and three year performance-based restricted stock grants for each NEO. These grants reflect our historical practice of awarding a combination of time-based and performance-based restricted stock to Carter’s NEOs.

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COMPENSATION DISCUSSION AND ANALYSIS

All of the time-based restricted stock awards granted to our NEOs in fiscal 2023:

•	are subject to the equity retention policy described below;

•	are contingent on the NEO’s continued employment with Carter’s through each vesting date; and

•	vest in four equal annual installments on the first through fourth anniversaries of each grant date.

Each NEO’s performance-based restricted stock granted in February 2023 is eligible to vest following completion of a three-year performance period through fiscal 2025, with the target performance set for the first-year of the performance period and the target performance for each of the following years based on a set rate of growth included in the award agreement. The amount vested varies based on Carter’s achievement of certain growth targets set for each of fiscal 2023, fiscal 2024, and fiscal 2025 net sales and earnings per share (as adjusted and reported to financial markets) and may range between 0% (assuming failure to achieve threshold performance) and 200%.

In addition, in connection with Ms. Krugman’s promotion to Executive Vice President, Retail and Chief Merchandising Officer in March 2023, the Committee approved an award of 14,022 shares of time-based restricted stock that cliff-vests on March 21, 2026, the third anniversary of the grant date.

When valuing equity awards, the Company uses the closing price of our common stock on the date of grant.

The following table details the number of time-based restricted shares and performance-based restricted shares underlying the grants to each of our NEOs for fiscal 2023. A more detailed description of such grants can be seen below in the table “Fiscal 2023 Grants of Plan-Based Awards” and its footnotes.

	Michael D. Casey	Richard F. Westenberger	Brian J. Lynch	Kendra D. Krugman	Julie A. D’Emilio

Time-Based Restricted Stock	43,884	10,468	16,880	5,404	5,404

Performance-Based Restricted Stock	43,884	10,468	16,880	5,404	5,404

Time-Based Restricted Stock (Cliff-Vesting)	—	—	—	14,022	—

STOCK OWNERSHIP GUIDELINES AND EQUITY RETENTION POLICY

The Committee regularly reviews the equity ownership of our NEOs compared to our minimum ownership guidelines. Under our minimum ownership guidelines, no NEO may sell shares of Carter’s stock (other than to cover the tax obligations resulting from the vesting of Carter’s restricted stock or from exercising vested stock options) until they own shares of Carter’s stock with a total market value in excess of a specified multiple of his or her base salary and continue to maintain such level of ownership after such sale. For fiscal 2023 (similar to the multiples for 2022), the ownership multiples for our NEOs were as follows:

Multiple of Base Salary

Chief Executive Officer	7x

President	4x

Executive Vice Presidents	3x

In fiscal 2023, our minimum ownership guidelines included all unvested restricted stock and performance-based restricted stock, as well as vested stock, in the calculation of shares of stock held by the executive. Effective February 9, 2024, however, the Committee approved an amendment to the minimum stock ownership guidelines to exclude unvested performance-based restricted stock from the calculation of shares of stock held by the executive.

In addition, our equity retention policy for NEOs requires that any time-based restricted stock granted to a NEO be held for four years following the date of grant before those shares may be sold, except for any withholding to cover tax obligations resulting from the vesting of such shares. The policy also requires that shares underlying time-based options granted be held for at least one year from the date of vesting. During fiscal 2023, each of our NEOs was in compliance with his or her applicable minimum ownership requirement.

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COMPENSATION DISCUSSION AND ANALYSIS

401(K) PLAN

Carter’s 401(k) program provides for a Company match of employee contributions, including contributions by NEOs, at the discretion of Carter’s, based on Carter’s performance. In February 2024, the Committee approved that employee contributions made to Carter’s 401(k) plan in fiscal 2023 would be matched by Carter’s 100% up to 4% of the employee’s eligible compensation for all eligible employees, up to the maximum amount permitted by the Internal Revenue Service. This matching contribution was approved by the Committee following its consideration of our employees’ efforts in delivering financial and operating performance for fiscal 2023.

PERQUISITES AND OTHER BENEFITS

Our NEOs do not receive any perquisites or other benefits on an annual basis that are not otherwise available to all employees. The cost of providing these benefits and perquisites to the NEOs is included in the amounts shown in the “All Other Compensation” column of the Summary Compensation Table and detailed in the footnotes to such table.

ACCOUNTING AND TAX CONSIDERATIONS

Accounting, tax, and related financial implications to Carter’s and our NEOs are considered during the analysis of our compensation and benefits program and individual elements of each. Overall, the Committee seeks to balance attainment of our compensation objectives with the need to maximize current tax deductibility of compensation that may impact earnings and other measures of importance to shareholders. In general, base salary, annual cash incentive bonus payments, and the costs related to benefits and perquisites are recognized as compensation expense at the time they are earned or provided. Share-based compensation expense is recognized over the vesting period in our consolidated statements of operations for stock options and restricted stock (both time and performance-based).

CLAWBACK AND HEDGING POLICIES

On August 4, 2023, the Board adopted a clawback policy, consistent with the requirements of Rule 10D-1 under the Exchange Act and the related NYSE listing standards, that requires an executive officer to repay or return erroneously awarded compensation in the event of an accounting restatement of previously-reported financial results.

Further, hedging and pledging of Company stock by any Board member or employee of Carter’s, including our NEOs, is prohibited under our policies to ensure that the interests of the holders of Carter’s stock are fully aligned with those of shareholders in general. During fiscal 2023, none of our NEOs entered into a hedging arrangement or pledged any shares of Carter’s stock.

RETIREMENT OF NEO AND CONSULTING AGREEMENT

In connection with Mr. Lynch’s retirement on March 1, 2024, the Company entered into a consulting agreement with Mr. Lynch pursuant to which Mr. Lynch will serve as a consultant to the Company following his retirement to assist with an orderly transition. The consulting agreement provides for, among other things: (i) a term of twelve months concluding on February 28, 2025; and (ii) a consulting fee of $125,000 per month payable by the Company to Mr. Lynch for the consulting services provided to the Company during the period of the consulting agreement, which consulting services include consultations with executive officers and other management personnel of the Company related to the business of the Company and assistance with leadership transitions at the Company.

In addition, pursuant to the terms of the outstanding award agreements governing Mr. Lynch’s unvested performance-based restricted stock, Mr. Lynch is entitled to, and will receive, “retirement” treatment for those outstanding awards. This treatment will result in pro-rated vesting (if any) of his performance-based restricted stock (calculated based on the number of days he worked at the Company from the grant date through the retirement date) subject to the ultimate achievement, by the Company, of the performance metrics under the applicable award agreements.

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COMPENSATION DISCUSSION AND ANALYSIS

SEVERANCE AGREEMENTS WITH NEOS

Each of our NEOs has a severance agreement with Carter’s. In the event that an NEO is terminated by Carter’s for “cause,” retires, becomes disabled, or dies, the executive or his or her estate will be provided the executive’s base salary and medical and other benefits through the termination of his or her employment.

If an NEO is terminated without “cause,” or an NEO terminates their employment for “good reason” (with “cause” and “good reason” defined in each executive’s respective severance agreement and summarized below) the Company will be obligated to pay such executive’s base salary for 24 months in the case of Mr. Casey, and for 12 months in the cases of Mr. Westenberger, Ms. Krugman, and Ms. D’Emilio. In each case, base salary will be paid in bi-weekly installments. The Company is also obligated to pay each NEO a pro-rated annual cash incentive compensation amount that would have been earned by each such executive if he or she had been employed at the end of the year in which his or her employment was terminated. The determination of whether annual cash incentive compensation is payable to the NEO will not take into account any individual performance goals and shall be based solely on the extent to which Company performance goals have been met. Additionally, the Company is obligated to pay the Company’s contribution to the medical, dental, and life insurance benefits for 24 months in the case of Mr. Casey, and for 12 months in the case of Mr. Westenberger, Ms. Krugman, and Ms. D’Emilio. The payment of severance is contingent on the NEO (a) executing an effective release of claims, and (b) complying with post-termination obligations including confidentiality, noncompetition, and non-solicitation covenants.

In the event that, within two years following a “change of control” (with “change of control” defined in each executive’s severance agreement) the Company terminates the NEO’s employment, other than for “cause” or such executive terminates his or her employment for “good reason,” the Company shall pay such NEO’s base salary, and the Company’s contribution to the medical, dental, and life insurance benefits, for 36 months in the case of Mr. Casey, and 24 months in the case of Mr. Westenberger, Ms. Krugman, and Ms. D’Emilio. In the event of a “change of control” of the Company: (1) for all unvested stock options and all unvested shares of restricted stock held by the NEO that were awarded prior to February 15, 2024, such awards will fully vest; and (2) for all unvested equity awards made on or after February 15, 2024, such awards will fully vest if there is a qualifying termination of employment within two years after the change in control or if the surviving entity does not provide qualifying replacement awards.

Under the severance agreements with each of our NEOs, “cause” is generally deemed to exist when such NEO has: (a) been convicted of a felony or entered a plea of guilty or no contest to a felony; (b) committed fraud or other act involving dishonesty for personal gain which is materially injurious to the Company; (c) materially breached his obligations of confidentiality, intellectual property assignment, non-competition, non-solicitation, or non-disparagement against the Company after a cure period, provided such breach by its nature was curable; (d) willfully engaged in gross misconduct which is injurious to the Company; or (e) after a cure period, willfully refused to substantially perform his or her duties or is grossly negligent in performance of such duties.

Under the agreements with our NEOs, “good reason” is generally deemed to exist when there is: (a) a material reduction in the executive’s title, duties, or responsibilities; (b) a material change in the geographic location at which the executive must perform services; or (c) a material breach of the executive’s agreement by the Company.

See “Potential Payments Upon Termination or Change of Control” below for a discussion and presentation of amounts our NEOs may be entitled to in the event of their termination, including following a change in control.

38

COMPENSATION & HUMAN CAPITAL COMMITTEE REPORT

The Compensation & Human Capital Committee of the Board has reviewed and discussed with Company management the Compensation Discussion and Analysis included in this proxy statement. Based on such review and discussions, the Compensation & Human Capital Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC.

Submitted by the Compensation & Human Capital Committee

Mr. Jevin S. Eagle, Chairperson
Mr. Rochester Anderson, Jr.
Mr. Luis Borgen
Mr. Mark P. Hipp
Ms. Stephanie P. Stahl

2024 Proxy Statement	39

COMPENSATION & HUMAN CAPITAL COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation & Human Capital Committee is composed entirely of the five independent directors listed above. No member of the Compensation & Human Capital Committee is a current, or during fiscal 2023 was a former, officer or employee of the Company or any of its subsidiaries. During fiscal 2023, no member of the Compensation & Human Capital Committee had a relationship that must be described under the SEC rules relating to disclosure of transactions with related persons. In fiscal 2023, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation & Human Capital Committee.

40

FISCAL 2023 SUMMARY COMPENSATION TABLE*

The table below provides information concerning the compensation of our NEOs.

Name and Principal Position	Fiscal Year	Salary ($) (a)	Bonus ($) (b)	Stock Awards ($) (c)	Non-Equity Incentive Plan Compensation ($) (d)	All Other Compensation ($) (e)	Total ($)

Michael D. Casey Chairman of the Board of Directors, Chief Executive Officer & President	2023	$1,282,692	$—	$6,500,098	$1,716,000	$589,342	$10,088,133
	2022	$1,192,885	$468,800	$6,500,136	$—	$444,933	$8,606,754
	2021	$1,072,885	$—	$6,500,323	$3,255,000	$228,177	$11,056,385

Richard F. Westenberger Senior Executive Vice President, Chief Financial Officer & Chief Operating Officer	2023	$704,615	$—	$1,550,520	$471,900	$169,734	$2,896,769
	2022	$674,615	$128,500	$1,250,166	$—	$125,585	$2,178,867
	2021	$648,077	$—	$2,200,242	$982,500	$82,885	$3,913,703

Brian J. Lynch Former President & Chief Operating Officer	2023	$867,885	$—	$2,500,266	$774,400	$241,106	$4,383,656
	2022	$831,154	$211,300	$2,000,266	$—	$165,949	$3,208,669
	2021	$796,346	$—	$2,600,286	$1,610,000	$93,356	$5,099,989

Kendra B. Krugman Senior Executive Vice President, Chief Creative & Growth Officer	2023	$683,846	$—	$1,800,489	$462,000	$149,459	$3,095,794
	2022	$609,231	$118,200	$1,000,862	$—	$97,229	$1,825,522
	2021	$563,077	$—	$1,575,467	$855,000	$58,381	$3,051,926

Julie A. D’Emilio Executive Vice President, Global Sales	2023	$581,346	$—	$800,440	$389,400	$96,911	$1,868,097
	2022	$556,346	$106,000	$650,232	$—	$74,896	$1,387,475
	2021	$534,808	$—	$1,150,715	$810,000	$62,937	$2,558,460

*	Amounts in rows may not foot across due to rounding.

(a)	Base salary for each NEO was based on a 364-day fiscal year for fiscal years 2023, 2022 and 2021.
(b)

Reflects the discretionary bonus that was awarded in 2023 based on fiscal 2022 performance, in light of the challenges faced by the Company due to the COVID-19 pandemic, inflationary impact on consumers, and responses to other challenges in the Company’s business including supply chain disruptions.

(c)	The amounts disclosed in this column represent the total grant date fair value for the following grants computed in accordance with FASB ASC Topic 718:

•

As set forth in the table below, a portion of the time-based restricted stock awards made in 2021 vest in four equal, annual installments beginning one year from the date of the grant and a portion cliff vest on the third anniversary of the date of grant.

•

The time-based restricted stock granted in 2023 and 2022 vest in four equal, annual installments beginning one year from the date of the grant, except for a special restricted stock award granted to Ms. Krugman (in connection with her promotion) that includes a portion that cliff vests on the third anniversary of the date of grant.

•

Vesting of the performance-based restricted stock granted in fiscal 2023 is contingent upon meeting specific performance targets for each of the three fiscal years 2023, 2024, and 2025, individually, and vest, as and to the extent performance criteria are met, in 2026 following completion of fiscal 2025.

Name	Grant Date	Time-Based Restricted Shares – 4 Year Vest	Time-Based Restricted Shares – 3 Year Cliff Vest	Performance- Based Restricted Shares	Grant Date Fair Value per Share

Michael D. Casey	2/27/2023	43,884	—	43,884	$74.06
	2/16/2022	35,668	—	35,668	$91.12
	2/10/2021	66,296	—	—	$98.05

Richard F. Westenberger	2/27/2023	10,468	—	10,468	$74.06
	2/16/2022	6,860	—	6,860	$91.12
	2/10/2021	11,220	11,220	—	$98.05

Brian J. Lynch	2/27/2023	16,880	—	16,880	$74.06
	2/16/2022	10,976	—	10,976	$91.12
	2/10/2021	13,260	13,260	—	$98.05

Kendra B. Krugman	3/21/2023	—	14,022	—	$71.32
	2/27/2023	5,404	—	5,404	$74.06
	2/16/2022	5,492	—	5,492	$91.12
	2/10/2021	5,868	10,200	—	$98.05
Julie A. D’Emilio	2/27/2023	5,404	—	5,404	$74.06
	2/16/2022	3,568	—	3,568	$91.12
	2/10/2021	5,868	5,868	—	$98.05

2024 Proxy Statement	41

FISCAL 2023 SUMMARY COMPENSATION TABLE

(d)

Reflects dollar value of all compensation earned in fiscal 2023, 2022, and 2021 pursuant to the Company’s Amended and Restated Incentive Compensation Plan, including all annual cash incentive compensation.

(e)	The amounts shown as “All Other Compensation” for fiscal 2023 consist of the following:

Name	401 (k) Company Match	Dividends Paid on Unvested Restricted Stock	Other (i)	Total

Michael D. Casey	$13,200	$570,396	$5,746	$589,342

Richard F. Westenberger	$13,200	$153,054	$3,480	$169,734

Brian J. Lynch	$13,200	$222,993	$4,913	$241,106

Kendra B. Krugman	$13,200	$134,165	$2,094	$149,459

Julie A. D’Emilio	$13,200	$79,518	$4,193	$96,911

(i)

These amounts include imputed income from health and life insurance contributions, imputed income from bring-your-own technology to work programs, and benefits from healthcare programs, each of which are available to all employees.

42

FISCAL 2023 GRANTS OF PLAN-BASED AWARDS

The following table provides information concerning each grant of plan-based awards made to an NEO in fiscal 2023. This includes incentive compensation awards granted under our Incentive Compensation Plan and restricted stock awards granted under our Equity Incentive Plan. The threshold, target, and maximum columns reflect the range of estimated payouts under these plans for fiscal 2023. The last column reports the aggregate grant date fair value of all awards made in fiscal 2023 as if they were fully vested on the grant date, computed in accordance with FASB ASC Topic 718.

			Estimated Future Payouts Under Non-Equity Incentive Plan Award (a)			Estimated Future Payouts Under Non-Equity Incentive Plan Award			Grant Date Fair Value of Stock and Option Name Awards
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Michael D. Casey	Cash Incentive Compensation	—	$487,500	$1,950,000	$2,925,000	—	—	—	$—
	Shares (b)	2/27/2023	—	—	—	—	43,884	43,884	$3,250,049
	Shares (c)	2/27/2023	—	—	—	10,971	43,884	87,768	$3,250,049

Richard F. Westenberger	Cash Incentive Compensation	—	$134,063	$536,250	$804,375	—	—	—	$—
	Shares (b)	2/27/2023	—	—	—	—	10,468	10,468	$775,260
	Shares (c)	2/27/2023	—	—	—	2,617	10,468	20,936	$775,260

Brian J. Lynch	Cash Incentive Compensation	—	$220,000	$880,000	$1,320,000	—	—	—	$—
	Shares (b)	2/27/2023	—	—	—	—	16,880	16,880	$1,250,133
	Shares (c)	2/27/2023	—	—	—	4,220	16,880	33,760	$1,250,133

Kendra B. Krugman	Cash Incentive Compensation	—	$131,250	$525,000	$787,500	—	—	—	$—
	Shares (b)	2/27/2023	—	—	—	—	5,404	5,404	$400,220
	Shares (c)	2/27/2023	—	—	—	1,351	5,404	10,808	$400,220
	Shares (d)	3/21/2023	—	—	—	—	14,022	14,022	$1,000,049

Julie A. D’Emilio	Cash Incentive Compensation	—	$110,625	$442,500	$663,750	—	—	—	$—
	Shares (b)	2/27/2023	—	—	—	1,351	5,404	5,404	$400,220
	Shares (c)	2/27/2023	—	—	—	—	5,404	10,808	$400,220

(a)

The amounts shown under the “Threshold” column represent 25% of the target cash incentive compensation, assuming threshold-level performance is achieved under the financial performance measures and strategic objectives component. The amounts shown under the “Target” column represent 100% of the target cash incentive compensation, assuming target-level performance is achieved under the financial performance measures and strategic objectives component. The amounts shown under the “Maximum” column represent 150% of the target cash incentive compensation, assuming maximum-level performance is achieved under the financial performance measures and the strategic objectives component. The Company achieved 88% of “Target” for 2023.

(b)

Shares of time-based restricted stock were granted pursuant to the Company’s Equity Incentive Plan. These restricted shares vest ratably in four equal, annual installments beginning one year from the date of the grant.

(c)

Shares of performance-based restricted stock were granted pursuant to the Company’s Equity Incentive Plan. The amounts shown under the “Threshold” column represent 25% of the target grant award, assuming threshold-level performance is achieved under the performance vesting criteria in each of the fiscal years 2023, 2024, and 2025. The amounts shown under the “Target” column represent 100% of the target grant award, assuming target-level performance is achieved under the performance vesting criteria in each of the fiscal years 2023, 2024, and 2025. The amounts shown under the “Maximum” column represent 200% of the target grant award, assuming maximum-level performance is achieved under the performance vesting criteria under the performance vesting criteria in each of the fiscal years 2023, 2024, and 2025. Additional shares above Target performance, if any, will be issued following completion of the performance period and determination by the Compensation and Human Capital Committee that the additional shares above Target were earned. Shares above Target have not been issued and do not carry voting rights or rights to receive dividends. The dollar amounts under the “Grant Date Fair Value of Stock and Option Awards” are calculated based on the number of awards reported under the “Target” column.

(d)	Shares of time-based restricted stock were granted pursuant to the Company’s Equity Incentive Plan. These restricted shares cliff vest on the third anniversary of the date of the grant.

2024 Proxy Statement	43

OUTSTANDING EQUITY AWARDS AT FISCAL 2023 YEAR-END

The following table provides information regarding unexercised stock options, stock that has not yet vested, and equity incentive plan awards for each NEO outstanding as of the end of fiscal 2023. Each outstanding award is represented by a separate row that indicates the number of securities underlying the award.

	Options Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) (Exercisable)	Number of Securities Underlying Unexercised Options (#) (Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (a)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (b)

Michael D. Casey	49,268	—	—	$120.25	2/21/2028
	69,000	—	—	$83.84	2/14/2027
	44,500	—	—	$90.66	2/16/2026
	28,000	—	—	$82.40	2/18/2025
						190,132	$14,238,985

Richard F. Westenberger	5,048	—	—	$120.25	2/21/2028
	7,000	—	—	$83.84	2/14/2027
	5,220	—	—	$90.66	2/16/2026
	3,400	—	—	$82.40	2/18/2025
						51,018	$3,820,738

Brian J. Lynch	9,844	—	—	$120.25	2/21/2028
	13,920	—	—	$83.84	2/14/2027
	10,400	—	—	$90.66	2/16/2026
	7,000	—	—	$82.40	2/18/2025
						74,331	$5,566,649

Kendra B. Krugman	1,508	—	—	$120.25	2/21/2028
	1,508	—	—	$120.25	2/21/2028
	2,068	—	—	$83.84	2/14/2027
	1,404	—	—	$83.84	2/14/2027
	2,260	—	—	$98.98	8/17/2026
	960	—	—	$90.66	2/16/2026
	960	—	—	$90.66	2/16/2026
	2,360	—	—	$86.88	11/11/2025
	1,200	—	—	$82.40	2/18/2025
	400	—	—	$82.40	2/18/2025
						48,227	$3,611,720

Julie A. D’Emilio	5,048	—	—	$120.25	2/21/2028
	7,000	—	—	$83.84	2/14/2027
	2,600	—	—	$90.66	2/16/2026
	1,760	—	—	$82.40	2/18/2025
						26,506	$1,985,034

[See next page for footnotes to table]

44

OUTSTANDING EQUITY AWARDS AT FISCAL 2023 YEAR-END

(a)	Equity Incentive Plan awards relate to the following grants:

•

As set forth in the table below, a portion of the time-based restricted stock awards made in 2023 and 2021 vest in four equal, annual installments beginning one year from the date of the grant and a portion cliff vest on the third anniversary of the date of grant.

•	The time-based restricted stock awards made in 2022 and 2020 vest in four equal, annual installments beginning one year from the date of the grant.

Name	Grant Date	Time-Based Restricted Shares – 4 Year Vest#	Time-Based Restricted Shares – 3 Year Cliff Vest #	Performance- Based Restricted Shares	Grant Date Fair Value per Share

Michael D. Casey	2/27/2023	43,884	—	43,884	$74.06

	2/16/2022	35,668	—	35,668	$91.12

	2/10/2021	66,296	—	—	$98.05

	2/12/2020	27,188	—	—	$110.35

Richard F. Westenberger	2/27/2023	10,468	—	10,468	$74.06

	2/16/2022	6,860	—	6,860	$91.12

	2/10/2021	11,220	11,220	—	$98.05

	2/12/2020	4,988	—	—	$110.35

Brian J. Lynch	2/27/2023	16,880	—	16,880	$74.06

	2/16/2022	10,976	—	10,976	$91.12

	2/10/2021	13,260	13,260	—	$98.05

	2/12/2020	5,892	—	—	$110.35

Kendra B. Krugman	3/21/2023	—	14,022	—	$71.32
	2/27/2023	5,404	—	5,404	$74.06

	2/16/2022	5,492	—	5,492	$91.12

	2/10/2021	5,868	10,200	—	$98.05
	2/12/2020	2,608	—	—	$110.35

Julie A. D’Emilio	2/27/2023	5,404	—	5,404	$74.06

	2/16/2022	3,568	—	3,568	$91.12

	2/10/2021	5,868	5,868	—	$98.05

	2/12/2020	2,608	—	—	$110.35

(b)	Amount based on the closing market price per share of the Company’s common stock as traded on the NYSE on December 29, 2023, the last trading day of fiscal 2023, of $74.89.

2024 Proxy Statement	45

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2023

The following table provides information concerning our NEOs’ exercises of stock options and vesting of restricted stock during fiscal 2023. The table reports, on an aggregate basis, the number of securities acquired upon exercise of stock options, the dollar value realized upon exercise of stock options, the number of shares of restricted stock that have vested, and the dollar value realized upon the vesting of restricted stock.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (a)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (b)

Michael D. Casey	30,000	$195,300	40,025	$3,112,084

Richard F. Westenberger	3,800	$2,863	6,893	$535,711

Brian J. Lynch	7,500	$3,931	9,080	$705,930

Kendra B. Krugman	2,000	$2,940	4,301	$334,518

Julie A. D’Emilio	3,400	$13,634	3,820	$297,135

(a)

Aggregate dollar amount was calculated by multiplying the number of shares acquired by the difference between the market price of the underlying securities at the time of exercise and the exercise price of the stock options.

(b)	Aggregate dollar amount was calculated by multiplying the number of shares acquired on vesting by the closing market price of the Company’s common stock as traded on the NYSE on the date of vesting.

NONQUALIFIED DEFERRED COMPENSATION

Eligible employees, including our NEOs, may elect annually to defer a portion of their base salary and annual cash incentive compensation under The William Carter Company Deferred Compensation Plan (the “Deferred Compensation Plan”). Under this plan, participants can defer up to 75% of their salary and/or 90% of their cash bonus. At the option of the participant, these amounts may be deferred to a specific date at least two years from the last day of the year in which deferrals are credited into the participant’s account. Interest on deferred amounts is credited to the participant’s account based upon the earnings and losses of one or more of the investments selected by the participant from the various investment alternatives available under the Deferred Compensation Plan.

At the time of deferral, a participant must indicate whether he or she wishes to receive the amount deferred in either a lump sum or in substantially equal annual installments over a period of up to five years for “Specified Date” accounts or up to ten years for “Retirement” accounts. If a participant who is an employee of the Company separates from service prior to the elected commencement date for distributions and has not attained age 62, or age 55 and completed ten years of service, then the deferred amounts will be distributed as a lump sum, regardless of the method of distribution originally elected by the participant. If the participant in question has attained age 62, or age 55 with ten years of service, and has previously elected to do so on a timely basis, then the participant may receive the amounts in substantially equal annual installments over a period of up to ten years. There is a six-month delay in the commencement of distributions for all participants, if triggered by the participant’s termination or retirement. Changes to deferral elections with respect to previously deferred amounts are permitted only under the limited terms and conditions specified in the Code and early withdrawals from deferred accounts are permitted only in extreme cases, such as unforeseen financial hardship resulting from an illness or accident of the participant that is demonstrated to the Company’s Retirement Committee.

46

NONQUALIFIED DEFERRED COMPENSATION

Name	Employee Contributions in 2023 (a)	Company Contributions in 2023	Aggregate Earnings in 2023 (b)	Aggregate Withdrawals or Distributions	Aggregate Balance at End of 2023 (c)

Michael D. Casey	$—	$—	$—	$—	$—

Richard F. Westenberger	$—	$—	$36,987	$—	$293,676

Brian J. Lynch	$110,740	$—	$349,331	$—	$2,653,555

Kendra B. Krugman	$—	$—	$—	$—	$—

Julie A. D’Emilio	$—	$—	$—	$—	$—

(a)	All of the amounts reported in this column for Mr. Lynch are also included within the amount reported for that officer in the Summary Compensation Table.
(b)

None of the amounts reported in this column are reported in the All Other Compensation column of the Summary Compensation Table because the Company does not pay guaranteed or preferential earnings on deferred compensation.

(c)

Amounts reported in this column for each NEO include amounts previously reported in the Company’s Summary Compensation Table in previous years when earned if that NEO’s compensation was required to be disclosed in a previous year.

2024 Proxy Statement	47

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

TERMINATION

As described in more detail above under the heading “Severance Agreements with NEOs,” we have entered into certain agreements and maintain certain plans that may require us in the future to make certain payments and provide certain benefits in the event of a termination of employment.

For purposes of the table below, a hypothetical termination without “cause” or resignation for “good reason” is assumed to have occurred as of December 30, 2023, the last day of fiscal 2023. The table below indicates the payment and provision of other benefits that would be owed to each of our NEOs as the result of such a termination, as well as unvested performance-based restricted stock that is eligible for “retirement” treatment under the applicable award agreements. There can be no assurance that a termination of employment of any of our NEOs would produce the same or similar results as those set forth below on any other date. The terms “without cause” and “good reason” are defined in the agreements with our executives and summarized above under the heading “Severance Agreements with NEOs.” In addition, in the table below, we have included the potential vesting of performance-based restricted stock for those executives who are eligible to receive “retirement” treatment for those outstanding awards. Under the award agreements for the outstanding performance-based restricted stock grants, a recipient is eligible for “retirement” treatment if the executive ends his or her employment with the Company on or after the date that they have reached age 60 and completed at least five years of service with the Company (but only to the extent that circumstances constituting “Cause”, as defined under the agreement, do not exist). For awards that receive “Retirement” treatment, the executive is eligible to receive pro-rated vesting (if any) of the performance-based restricted stock (calculated based on the number of days the executive worked at the Company from the grant date through the retirement date) subject to the ultimate achievement, by the Company, of the performance metrics under the applicable award agreements.

	Michael D. Casey	Richard F. Westenberger	Brian J. Lynch	Kendra B. Krugman	Julie A. D’Emilio

Base Salary	$2,600,000	$715,000	$1,320,000	$700,000	$590,000

Cash Incentive Compensation (a)	1,716,000	471,900	774,400	462,000	389,400

Health and Other Benefits	30,589	15,299	13,745	5,810	15,299

Retirement Treatment of Performance-Based Restricted Stock (b)	2,868,215	—	966,588	—	—

Total	$7,214,804	$1,202,199	$3,074,733	$1,167,810	$994,699

(a)	Cash incentive compensation calculations are based on cash incentive compensation targets achieved in fiscal 2023 described in more detail under the heading “Annual Cash Incentive Compensation” above.
(b)

Calculated based on the closing stock price ($74.89) of the Company’s stock on the last trading day (December 29, 2023) of the Company 2023 fiscal year, and assuming that the Committee certifies performance at “Target” under the applicable award agreements for the performance-based restricted stock.

In connection with Mr. Lynch’s retirement on March 1, 2024, the Company entered into a consulting agreement with Mr. Lynch pursuant to which Mr. Lynch will serve as a consultant to the Company following his retirement to assist with an orderly transition. The consulting agreement provides for, among other things: (i) a term of twelve months concluding on March 1, 2025; and (ii) a consulting fee of $125,000 per month payable by the Company to Mr. Lynch for the consulting services provided to the Company during the period of the consulting agreement, which consulting services include consultations with executive officers and other management personnel of the Company related to the business of the Company and assistance with leadership transitions at the Company.

In addition, pursuant to the terms of the outstanding award agreements governing Mr. Lynch’s unvested performance-based restricted stock, Mr. Lynch is entitled to, and will receive, “retirement” treatment for those outstanding awards. This treatment will result in pro-rated vesting (if any) of his performance-based restricted stock (calculated based on the number of days he worked at the Company from the grant date through the retirement date) subject to the ultimate achievement, by the Company, of the performance metrics under the applicable award agreements.

48

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

CHANGE OF CONTROL AND TERMINATION FOLLOWING A CHANGE OF CONTROL

In the event of a change of control, as that term is defined under the Company’s Equity Incentive Plan and individual awards, all unvested stock options and all unvested shares of restricted stock will fully vest, and all unvested shares of performance stock will vest at their respective “target” amounts. In addition, as described in more detail above under the heading “Severance Agreements with NEOs,” we have entered into certain agreements that may require us to make certain payments and provide certain benefits to our NEOs in the event of their termination in relation to a change of control (with “change of control” defined in each executive’s severance agreement).

For purposes of the table below, we have assumed that all unvested stock options, and all unvested shares of restricted stock and performance stock, have fully vested immediately prior to a change of control on December 30, 2023, the last day of fiscal 2023, and that a termination without “cause” occurred immediately following a change of control on December 30, 2023. The estimated benefit amount for unvested options was calculated by multiplying the number of in-the-money unvested options held by the applicable NEO by the difference between the closing price of our common stock on December 29, 2023 (which was the last trading day before the end of fiscal 2023), as reported by the NYSE, which was $74.89, and the exercise price of the option. The estimated benefit amount of unvested restricted stock was calculated by multiplying the number of restricted shares held by the applicable NEO by the closing price of our common stock on December 29, 2023 (which was the last trading day before the end of fiscal 2023), as reported by the NYSE, which was $74.89. As noted in our Compensation Discussion & Analysis section, effective February 15, 2024, the Company amended its Equity Incentive Plan to include double-trigger change of control provisions to more closely-align the Company’s pay practices with market practice. For equity awards in fiscal 2024 and beyond, the vesting of the awards will be accelerated if either (1) the surviving entity does not provide replacement awards that meet criteria as set forth in the amended Equity Plan or, if applicable, the award agreement (referred to as “qualifying replacement awards”), or (2) the surviving entity provides qualifying replacement awards, but there is a termination of employment for cause or resignation for good reason (as defined in the amended Equity Incentive Plan) within two years after the change in control.

There can be no assurance that a change of control would produce the same or similar results as those set forth below on any other date or at any other price. These amounts do not include vested stock options, vested shares of restricted stock, or vested shares of performance stock. For a list of earned vested stock options, see the “Outstanding Equity Awards at Fiscal 2023 Year-End” table beginning on page 44.

	Michael D. Casey	Richard F. Westenberger	Brian J. Lynch	Kendra B. Krugman	Julie A. D’Emilio

Base Salary	$3,900,000	$1,430,000	$2,200,000	$1,400,000	$1,180,000

Cash Incentive Compensation (a)	1,540,500	423,638	695,200	414,750	279,660

Health and Other Benefits	45,884	30,598	22,908	11,621	30,598

Stock Value	14,238,985	3,820,738	5,566,649	3,611,720	1,985,034

Total	$19,725,369	$5,704,974	$8,484,757	$5,438,091	$3,475,292

(a)	Cash incentive compensation calculations are based on cash incentive compensation targets achieved in fiscal 2023 described in more detail under the heading “Annual Cash Incentive Compensation” above.

2024 Proxy Statement	49

PAY RATIO DISCLOSURE

In August 2015, pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the SEC adopted a rule requiring annual disclosure of the ratio of our median employee’s (the “Median Employee”) annual total compensation to the total annual compensation of the principal executive officer (“PEO”). The Company’s PEO is Mr. Casey.

We selected a new Median Employee in fiscal 2023 due to last year’s median employee’s departure from the Company.

Our Median Employee is a part-time employee at one of our U.S. retail store locations whose annual total compensation for fiscal 2023 (as calculated pursuant to Item 402(c)(2)(x) of Regulation S-K) was $12,540. The annual total compensation for fiscal 2023 for our PEO was $10,088,133. The resulting ratio of our PEO’s pay to the pay of our Median Employee for fiscal 2023 was 804:1.

METHODOLOGY TO IDENTIFY OUR MEDIAN EMPLOYEE

In order to identify our Median Employee, we began with a list of all of our employees, worldwide, who were employed by Carter’s or one of its wholly-owned subsidiaries on October 3, 2023. Of these employees, approximately 38% were full-time employees, 47% were part-time employees, and 25% were seasonal or temporary employees. Approximately 73% of our employees were employed in our retail stores in North America, and approximately 78% of those retail employees were part-time.

We then calculated each employee’s compensation for 2023. When making this calculation, we:

•	consistently used each employee’s total salary for the 2023 calendar year as stated on the gross compensation line on their Form W-2 (or international equivalent);

•	annualized salaries for those full-time and part-time employees that were not employed for the full calendar year of 2023 (but we did not annualize seasonal or temporary employee data);

•	excluded benefits, such as health care contributions; and

•	for compensation paid in currencies other than U.S. dollars, applied an exchange rate into U.S. dollars that was based on rates published by xe.com on October 3, 2023.

50

PAY VERSUS PERFORMANCE DISCLOSURE
As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation
S-K,
the table summarizing executive compensation paid versus financial performance measures for our three most recently completed fiscal years is set forth below:

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO (1)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs (2)	Value of Initial Fixed $100 investment based on:		Net Income ( dollars in thousands) (5)	Adjusted Operating Income ( dollars in thousands) (6)
					Total Shareholder Return (3)	Peer Group Total Shareholder Return (4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

2023	$10,088,133	$ 7,858,875	$3,061,079	$2,624,467	$75.89	$ 73.34	$232,500	$327,816

2022	8,606,754	4,760,564	2,264,230	1,619,056	72.36	67.87	250,038	388,171

2021	11,056,385	13,931,119	3,801,288	4,249,437	94.49	103.90	339,748	500,764

2020	7,297,118	(185,504)	1,648,590	579,698	86.62	92.36	109,717	279,764

(1)
The dollar amounts reported in the column “Compensation Actually Paid to PEO” (column (c)) represent the amount of Compensation Actually Paid (“CAP”) to Michael Casey, our Chief Executive Officer (“CEO”), as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual amount of compensation earned by or paid to the CEO during the applicable year. To calculate CAP to the CEO, for each of the years shown, the following amounts were deducted from and added to Summary Compensation Table (“SCT”) total compensation:

PEO SCT Total to CAP Reconciliation
Year	SCT Total	Deductions from SCT Total (i)	Equity Award Adjustments (ii)	CAP

2023	$10,088,133	$(6,500,098)	$4,270,840	$7,858,875

2022	8,606,754	(6,500,136)	2,653,946	4,760,564

2021	11,056,385	(6,500,323)	9,375,057	13,931,119

2020	7,297,118	(6,000,392)	(1,482,230)	(185,504)

(i)	Represents the grant date fair value of equity-based awards granted each year, as shown in the Stock Awards column of the Summary Compensation Table.
(ii)
Reflects the value of equity-based awards calculated in accordance with the SEC methodology for determining CAP for each year shown under generally accepted accounting principles. The fair value of our performance-based restricted stock is calculated based on the probable outcome of the performance conditions determined as of the last day of the fiscal year and our closing stock price on such day. The determination of equity award adjustments to SCT total compensation is detailed in the supplemental table below.

PEO Equity Component of CAP
Year	Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested as of Year End	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years and Outstanding and Unvested as of Year End	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that were Forfeited in the Year	Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2023	$5,587,004	$(1,441,983)	$—	$125,819	$—	$—	$4,270,840
2022	4,923,201	(1,890,720)	—	(378,534)	—	—	2,653,947
2021	6,710,481	2,626,294	—	38,282	—	—	9,375,057
2020	2,557,575	(3,438,221)	—	(601,584)	—	—	(1,482,230)

(2)
The dollar amounts reported in the column “Average Compensation Actually Paid to
Non-PEO
NEOs” (column (e)) represent the average amount of CAP to the non-CEO
named executive officers
(“Non-CEO
NEOs”) as a group, as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the
Non-CEO
NEOs during the applicable year. The
Non-CEO
NEOs reflected in columns (d) and (e) consist of the following individuals for each of the years shown: 2023—Richard Westenberger, Brian Lynch, Kendra Krugman, and Julie D’Emilio; 2022—Richard Westenberger, Brian Lynch, Patrick Moore, and Kendra Krugman; 2021—Richard Westenberger, Brian Lynch, Patrick Moore, and Peter Smith; 2020—Richard Westenberger, Brian Lynch, Patrick Moore, and Peter Smith. To calculate CAP to our
Non-CEO
NEOs for each of the years shown, the following amounts were deducted from and added to SCT total compensation.

2024 Proxy Statement	51

PAY VERSUS PERFORMANCE DISCLOSURE

Average Non-PEO NEOs SCT Total to CAP Reconciliation*
Year	SCT Total	Deductions from SCT Total (i)	Equity Award Adjustments (ii)	CAP

2023	$3,061,079	$(1,662,929)	$1,226,317	$2,624,467

2022	2,264,230	(1,313,039)	667,866	1,619,056

2021	3,801,288	(1,987,866)	2,436,014	4,249,437

2020	1,648,590	(887,992)	(180,899)	579,698

*	Amounts in rows may not foot across due to rounding.

(i)	Represents the grant date fair value of equity-based awards granted each year, as shown in the Stock Awards column of the Summary Compensation Table.
(ii)
Reflects the value of equity-based awards calculated in accordance with the SEC methodology for determining CAP for each year shown under generally accepted accounting principles. The fair value of our performance-based restricted stock is calculated based on the probable outcome of the performance conditions determined as of the last day of the fiscal year and our closing stock price on such day. The determination of equity award adjustments to SCT total compensation is detailed in the supplemental table below
.

		Average Non-PEO NEOs Equity Component of CAP
Year	Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested as of Year End	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years and Outstanding and Unvested as of Year End	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that were Forfeited in the Year	Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments

2023	$1,476,966	$(269,558)	$—	$18,909	$—	$—	$1,226,317

2022	994,495	(272,340)	—	(54,289)	—	—	667,866

2021	2,052,134	372,284	—	11,596	—	—	2,436,014

2020	378,538	(487,886)	—	(71,551)	—	—	(180,899)

(3)
The amounts in the column “Total Shareholder Return” (column (f)) are calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming reinvestment of all dividends, if any, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(4)
Represents the weighted peer group Total Shareholder Return, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the S&P Composite 1500 Apparel, Accessories & Luxury Goods.

(5)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(6)
Management defines and calculates Adjusted Operating Income as Operating Income as calculated under generally accepted accounting principles, excluding infrequent or extraordinary items. Adjusted Operating Income is a non-GAAP
measure. A reconciliation of Operating Income to Adjusted Operating Income can be found in the Appendix to this Proxy Statement.

52

PAY VERSUS PERFORMANCE DISCLOSURE

P
AY
V
ERSUS
P
ERFORMANCE
L
IST OF
I
MPORTANT
F
INANCIAL
M
EASURES
The list below consists of our most important performance measures used to link “Compensation Actually Paid” to our NEOs for our performance, over the fiscal year ending December 30, 2023. These measures are used to determine annual incentive payouts and are also key metrics under our performance-based restricted stock awards. The performance measures included in this list are not ranked by relative importance:

•	Net Sales

•	Adjusted Operating Income

•	Adjusted Diluted EPS

•	Operating Cash Flow
Net Sales and Operating Cash Flow are calculated in accordance with generally accepted accounting principles. As noted above, management defines and calculates Adjusted Operating Income as Operating Income as calculated under generally accepted accounting principles, excluding infrequent or extraordinary items, and management defines Adjusted Diluted EPS as Diluted EPS as calculated under generally accepted accounting principles, excluding infrequent or extraordinary items.
P
AY
V
ERSUS
P
ERFORMANCE
D
ESCRIPTIVE
D
ISCLOSURE
Actual compensation paid ultimately depends on 1) the ability to meet the specific Company targets (net sales, adjusted operating income, adjusted diluted EPS, and operating cash flow) and/or the progress in meeting the specific Company targets and 2) the performance of the Company’s stock price.
The following graph summarizes the relationship between Total Shareholder Return (“TSR”) and executive compensation actually paid to the CEO and the
Non-CEO
NEOs and the relationship between TSR and the TSR of the Company’s peer group over the last four completed years:

2024 Proxy Statement	53

PAY VERSUS PERFORMANCE DISCLOSURE

The following graph summarizes the relationship between the adjusted operating income and net income performance measures included in the table and the executive compensation actually paid to the CEO and the
Non-CEO
NEOs over the last four completed years:

54

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS, AND CERTAIN CONTROL PERSONS

The Company has a written policy that requires all transactions with related persons required to be disclosed under Item 404(a) of Regulation S-K, promulgated under the Exchange Act, to be reviewed by our Chief Financial Officer and General Counsel (or their designees) with our Audit Committee and approved by our Audit Committee. There were no such transactions during fiscal 2023.

The Company considers the following to be related parties: any director or executive officer of the Company; any nominee for election as a director; any security holder who is known to the Company to own more than five percent of any class of the Company’s voting securities; and any member of the immediate family of any of the parties listed above including such party’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law.

2024 Proxy Statement	55

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS, AND EXECUTIVE OFFICERS

The following table sets forth the number of shares of Carter’s common stock owned by each of the following parties as of the record date of March 20, 2024, or as of such other date as indicated: (a) each person known by Carter’s to own beneficially more than five percent of the outstanding common stock; (b) our NEOs; (c) each director; and (d) all directors and executive officers as a group. Unless otherwise indicated below, the holder’s address is 3438 Peachtree Road NE, Suite 1800, Atlanta, Georgia 30326.

Name of Beneficial Owner	Shares	Percent

The Vanguard Group, Inc. (1)	3,587,364	9.8%

BlackRock, Inc. (2)	3,173,822	8.7%

JPMorgan Chase & Co. (3)	3,131,878	8.5%

Michael D. Casey (4)	641,411	1.8%

Kendra D. Krugman (4)	87,300	0.2%

Richard F. Westenberger (4)	135,459	0.4%

Julie A. D’Emilio (4)	62,475	0.2%

Brian J. Lynch (4)	106,342	0.3%

Rochester Anderson, Jr. (5)	6,335	0.0%

Jeffrey H. Black (5)	6,335	0.0%

Hali Borenstein	10,145	0.0%

Luis Borgen (5)	6,703	0.0%

Jevin S. Eagle	15,867	0.0%

Mark P. Hipp	10,216	0.0%

William J. Montgoris	42,910	0.1%

Stacey S. Rauch (5)	6,335	0.0%

Gretchen W. Schar	10,773	0.0%

Stephanie P. Stahl (5)	6,335	0.0%

All directors, including nominees, and current executive officers as a group (19 persons) (4)	1,205,060	3.3%

*	Indicates less than 1% of our common stock.

(1)

This information is based on Schedule 13G/A, filed with the SEC on February 13, 2024. The Vanguard Group, Inc. has sole dispositive power covering 3,535,023 shares of our common stock. The Vanguard Group, Inc. has shared voting power covering 13,114 shares of our common stock and shared dispositive power covering 52,341 shares of our common stock. The address for The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355.

(2)

This information is based on Schedule 13G/A, filed with the SEC on January 25, 2024. BlackRock, Inc. has sole voting power covering 3,098,858 shares and sole dispositive power covering 3,173,822 shares of our common stock. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(3)

This information is based on Schedule 13G/A, filed with the SEC on January 16, 2024. JPMorgan Chase & Co. has sole voting power covering 2,993,829 shares and sole dispositive power covering 3,131,601 shares of our common stock. JPMorgan Chase & Co. has shared voting power covering73 shares of our common stock and has shared dispositive power covering 99 shares of our common stock. The address for JPMorgan Chase & Co. is 383 Madison Avenue, New York, NY 10179.

56

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS, AND EXECUTIVE OFFICERS

(4)

This amount includes the (a) number of shares subject to exercisable stock options, including stock options that will become exercisable during the 60 days after March 20, 2024, and (b) shares of unvested restricted stock and unvested performance stock. See the detail for each NEO and all current executive officers as a group below.

Name	Owned & Vested Common Stock	Exercisable Stock Options	Restricted Common Stock	Unvested Performance Stock

Michael D. Casey	224,450	190,768	106,981	119,212

Kendra D. Krugman	21,184	14,628	31,440	20,048

Richard F. Westenberger	65,073	20,668	23,238	26,480

Julie A. D’Emilio	21,855	16,408	11,272	12,940

Brian J. Lynch	37,322	41,164	—	27,856

All current executive officers as a group	367,602	258,737	225,220	231,548

(5)

Mr. Borgen (who holds 1,562 shares of restricted stock), and each of Messrs. Anderson and Black and Mses. Rauch and Stahl (who each hold 1,975 shares of restricted stock) are the only independent directors who hold restricted stock.

2024 Proxy Statement	57

PROPOSAL NUMBER TWO

ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION

The Compensation Discussion and Analysis section of this proxy statement beginning on page 28 describes Carter’s executive compensation program and the compensation decisions that the Compensation and Human Capital Committee and Board of Directors made in fiscal 2023 with respect to the compensation of Carter’s NEOs.

Carter’s is committed to achieving long-term, sustainable growth and increasing shareholder value. Carter’s compensation program for its NEOs is designed to support these objectives and encourage strong financial performance on an annual and long-term basis by linking a significant portion of the NEOs’ total direct compensation to Carter’s performance in the form of incentive compensation.

The Board of Directors is asking shareholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that the compensation paid to Carter’s NEOs, as disclosed in Carter’s Proxy Statement for the 2024 Annual Meeting of Shareholders, including the Compensation Discussion & Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

This proposal is commonly referred to as the “say-on-pay” vote and is required pursuant to Section 14A of the Exchange Act. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the policies and practices described in this proxy statement. Although the vote we are asking you to cast is non-binding, the Compensation & Human Capital Committee and the Board value the views of our shareholders and intend to consider the outcome of the vote when determining future compensation arrangements for our NEOs.

The Board recommends a vote FOR the approval of compensation of Carter’s NEOs as disclosed in this proxy statement.

VOTE REQUIRED

Because this Proposal Number Two asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our shareholders in this advisory vote, and our Compensation & Human Capital Committee will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our NEOs. Abstentions and broker non-votes, if any, will not have any impact on this advisory vote.

58

AUDIT COMMITTEE REPORT

The Audit Committee reviews Carter’s accounting, auditing, and financial reporting process on behalf of the Board. The Audit Committee’s charter is available in the investor relations section of our website at ir.carters.com. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements, and for the public reporting process. PricewaterhouseCoopers LLP (“PwC”), Carter’s independent registered public accounting firm, is responsible for expressing opinions on the conformity of Carter’s audited consolidated financial statements with accounting principles generally accepted in the United States and on the effectiveness of Carter’s internal control over financial reporting.

The Audit Committee has reviewed and discussed with management and PwC the audited consolidated financial statements for the fiscal year ended December 30, 2023 and PwC’s evaluation of the effectiveness of Carter’s internal control over financial reporting. The Audit Committee has discussed with PwC the matters that are required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC the firm’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board that the audited consolidated financial statements for the fiscal year ended December 30, 2023 be included in our Annual Report on Form 10-K for fiscal 2023 for filing with the SEC.

Submitted by the Audit Committee

Ms. Gretchen W. Schar, Chairperson
Mr. Jeffrey H. Black
Mr. Luis Borgen
Mr. Mark P. Hipp
Ms. Stacey S. Rauch

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate the Audit Committee Report by reference therein.

2024 Proxy Statement	59

PROPOSAL NUMBER THREE

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed PwC to serve as Carter’s independent registered public accounting firm for fiscal 2024. The Board is submitting the appointment of PwC as Carter’s independent registered public accounting firm for shareholder ratification and recommends that shareholders ratify this appointment. The Board recommends that shareholders ratify this appointment at the Annual Meeting. Shareholder ratification of the appointment of PwC is not required by law or otherwise. The Board is submitting this matter to shareholders for ratification because the Board believes it to be a good corporate governance practice. If the shareholders do not ratify the appointment, the Audit Committee may reconsider whether or not to retain PwC. Even if the appointment is ratified, the Audit Committee may appoint a different independent registered public accounting firm at any time during the year if, in its discretion, it determines that such a change would be in Carter’s best interest and that of Carter’s shareholders. A representative of PwC is expected to virtually attend the Annual Meeting, and he or she will have the opportunity to make a statement and will be available to respond to appropriate questions. For additional information regarding Carter’s relationship with PwC, please refer to the Audit Committee Report above.

The Audit Committee has also adopted policies and procedures for pre-approving all non-audit work performed by PwC. The Audit Committee has pre-approved the use, as needed, of PwC for specific types of services that fall within categories of non-audit services, including various tax services. The Audit Committee receives regular updates as to the fees associated with the services that are subject to pre-approval. Services that do not fall within a pre-approved category require specific consideration and pre-approval by the Audit Committee. All services rendered by PwC in the table below were pre-approved by the Audit Committee.

The aggregate fees that Carter’s incurred for professional services rendered by PwC for fiscal years 2023 and 2022 were as follows:

	2023	2022
Audit Fees	$2,079,000	$2,279,700
Audit-Related Fees	—	92,000
Tax Fees	—	7,000
All Other Fees	4,500	4,500
Total Fees	$2,083,500	$2,383,200

•

Audit Fees for fiscal years 2023 and 2022 were for professional services rendered for the integrated audit of the consolidated financial statements and internal control over financial reporting of Carter’s, other auditing procedures related to the goodwill and intangible asset impairment testing, and related out-of-pocket expenses.

•	Audit-Related Fees for fiscal year 2022 were for professional services to provide an assessment of certain elements of the implementation of new software. There were no audit-related fees for 2023.

•	Tax Fees for fiscal year 2022 were for assistance with transfer pricing matters. There were no tax fees for fiscal 2023.

•	All Other Fees for fiscal years 2023 and 2022 consisted of software license fees.

The Board recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2024.

VOTE REQUIRED

The approval of Proposal Number Three requires the affirmative vote of a majority of the votes properly cast at our Annual Meeting. Abstentions will not affect the outcome of this proposal. A broker or other nominee will generally have discretionary authority to vote on this proposal because it is considered a routine matter, and, therefore, we do not expect broker non-votes with respect to this proposal.

60

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting, other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by shareholders, proxies in the enclosed form returned to Carter’s will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

* * *

The following performance graph and return to shareholders information shown below are provided pursuant to Item 201(e) of Regulation S-K promulgated under the Exchange Act. The graph and information are not deemed to be “filed” under the Exchange Act or otherwise subject to liabilities thereunder, nor are they to be deemed to be incorporated by reference in any filing under the Securities Act or Exchange Act unless we specifically incorporate them by reference.

*$100 invested on 12/31/18 in stock or index, including reinvestment of dividends.

Fiscal year ending December 31.

Copyright© 2024 Standard & Poor’s, a division of S&P Global. All rights reserved.

2024 Proxy Statement	61

QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING

1. WHY AM I RECEIVING THIS PROXY STATEMENT?

The Board of Directors (the “Board”) of Carter’s, Inc. (“we,” “us,” “our,” “Carter’s,” or the “Company”) is soliciting proxies for our virtual 2024 Annual Meeting of Shareholders on May 16, 2024 at 1:00 p.m. Eastern Time (the “Annual Meeting”). This proxy statement and accompanying proxy card are being mailed on or about April 4, 2024 to shareholders of record as of March 20, 2024, the record date (the “Record Date”) for the Annual Meeting.

You are receiving this proxy statement because you owned shares of Carter’s common stock on the Record Date and are therefore entitled to vote at the Annual Meeting. By use of a proxy, you can vote regardless of whether or not you virtually attend the Annual Meeting. This proxy statement provides information on the matters on which the Board would like you to vote so that you can make an informed decision.

2. WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

The purpose of the Annual Meeting is to address the following business matters:

1.	Election of the 11 nominated directors (see page 22);

2.	Advisory approval of the compensation for our named executive officers for 2023 (“NEOs”) (the “say-on-pay” vote) (see page 57);

3.	Ratification of the appointment of PwC as Carter’s independent registered public accounting firm for fiscal 2024 (see page 59); and

4.	All other business that may properly come before the meeting.

3. WHO IS ASKING FOR MY VOTE?

Carter’s is soliciting your proxy on behalf of the Board and is paying for the costs of this solicitation and proxy statement.

4. WHO CAN ATTEND THE VIRTUAL ANNUAL MEETING?

All shareholders of record, or their duly appointed proxies, may attend the virtual Annual Meeting. Beneficial holders who hold shares “in street name” may also be admitted to the virtual Annual Meeting, provided they obtain the appropriate control number from their broker or other nominee in order to access the virtual meeting. As of the Record Date, there were 36,637,292 shares of common stock issued and outstanding.

In order to attend the Annual Meeting, you must register at www.proxydocs.com/CRI. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and the ability to vote and submit questions during the Annual Meeting.

As part of the registration process, you must enter the control number located on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.

On the day of the Annual Meeting, May 16, 2024, shareholders may begin to login to the virtual Annual Meeting fifteen minutes prior to the meeting, which will begin promptly at 1:00 p.m. Eastern Time.

5. HOW WILL THE VIRTUAL MEETING WORK?

We have designed the format of the Annual Meeting to provide our shareholders with the same rights and opportunities to participate as they would have at an in-person meeting.

62

QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING

During the Annual Meeting, we will hold a question and answer session during which we intend to answer questions submitted during the meeting that are pertinent to Carter’s, as time permits, and in accordance with our Rules and Procedures for Conduct of the Annual Meeting. On the day of and during the Annual Meeting, you can view our Rules and Procedures for Conduct of the Annual Meeting and submit any questions on the virtual meeting platform by using your unique link included in the email that you will receive one hour prior to the start of the Annual Meeting. Answers to any questions not addressed during the meeting will be posted following the meeting on the Investor Relations page of our website at ir.carters.com. Questions and answers will be grouped by topic, and substantially similar questions will be answered only once. To promote fairness, efficiently use Carter’s resources, and ensure all shareholder questions are able to be addressed, we will respond to no more than three questions from any single shareholder.

Prior to and during the Annual Meeting, we will have support available to assist shareholders with any technical difficulties they may have accessing or hearing the virtual meeting. The technical support telephone number will be included in the access email you will receive one hour prior to the start of the Annual Meeting.

6. WHAT ARE MY VOTING RIGHTS?

Each share of common stock is entitled to one vote on each matter submitted to shareholders at the Annual Meeting.

7. WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER “IN STREET NAME”?

If your shares are registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, you are considered the shareholder of record for these shares. As the shareholder of record, you have the right to grant your voting proxy directly to the person(s) listed on your proxy card or vote in person (virtually) at the Annual Meeting.

If your shares are held in a brokerage account or through another nominee, such as a trustee, you are considered the beneficial owner of shares held “in street name.” These proxy materials are being forwarded to you together with a voting instruction card. As a beneficial owner, you have the right to direct your broker or other nominee how to vote, and you are also invited to attend the Annual Meeting. Because you are a beneficial owner and not the shareholder of record, you may not vote your shares virtually at the Annual Meeting unless you obtain a proxy from the broker or other nominee that holds your shares. Your broker or other nominee should have provided directions for you to instruct the broker or nominee on how to vote your shares.

8. WHAT IS A BROKER NON-VOTE?

If you are a beneficial owner whose shares are held “in street name” and you do not provide voting instructions to your broker, your shares will not be voted on any proposal as to which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” Your broker only has discretionary authority to vote on Proposal Number Three. Therefore, your broker will not have discretion to vote on any other proposal unless you specifically instruct your broker how to vote your shares by returning your completed and signed voting instruction card.

9. WHAT CONSTITUTES A QUORUM?

A quorum is the minimum number of shares required to be present to transact business at the Annual Meeting. Pursuant to Carter’s Bylaws, the virtual presence at the Annual Meeting, by proxy, or by remote communication of the holders of at least a majority of the shares issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum. Broker non-votes and abstentions will be counted as shares that are present at the meeting for purposes of determining a quorum. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

2024 Proxy Statement	63

QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING

10. WHAT ARE MY CHOICES WHEN CASTING A VOTE WITH RESPECT TO THE ELECTION OF THE ELEVEN NOMINATED DIRECTORS, AND WHAT VOTE IS NEEDED TO ELECT THE DIRECTOR NOMINEES?

In voting on the election of the director nominees (“Proposal Number One”), shareholders may:

1.	vote for any of the nominees;

2.	vote against any of the nominees; or

3.	abstain from voting on any of the nominees.

Pursuant to our Bylaws, a nominee will be elected if the number of votes properly cast “for” such director nominee exceed the number of votes cast “against” that nominee. Any nominee not receiving such majority, who is then serving as a director, must tender his or her resignation for consideration by the Board. Any nominee appointed to the Board, subject to shareholder approval, will not have been elected as a director at the Annual Meeting. Abstentions and broker non-votes will not have any impact on the outcome of this vote.

11. WHAT ARE MY CHOICES WHEN CASTING AN ADVISORY VOTE ON APPROVAL OF COMPENSATION OF CARTER’S NEOS, COMMONLY REFERRED TO AS THE “SAY-ON-PAY” VOTE, AND WHAT VOTE IS NEEDED TO APPROVE THIS PROPOSAL?

In voting on the compensation of Carter’s NEOs (“Proposal Number Two”), shareholders may:

1.	vote for the approval of compensation of Carter’s NEOs, on an advisory basis, as described in this proxy statement;

2.	vote against the approval of compensation of Carter’s NEOs, on an advisory basis, as described in this proxy statement; or

3.	abstain from voting on compensation of Carter’s NEOs, on an advisory basis, as described in this proxy statement.

Because Proposal Number Two asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our shareholders in this advisory vote, and our Compensation & Human Capital Committee will consider the outcome of the vote when evaluating our compensation programs and making future compensation decisions for our NEOs. Abstentions and broker non-votes, if any, will not have any effect on this advisory vote.

12. WHAT ARE MY CHOICES WHEN VOTING ON THE RATIFICATION OF THE APPOINTMENT OF PWC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2024, AND WHAT VOTE IS NEEDED TO APPROVE THIS PROPOSAL?

In voting on the ratification of PwC (“Proposal Number Three”), shareholders may:

1.	vote to ratify PwC’s appointment;

2.	vote against ratifying PwC’s appointment; or

3.	abstain from voting on ratifying PwC’s appointment.

The approval of Proposal Number Three requires the affirmative vote of a majority of the votes properly cast at our Annual Meeting. Abstentions are not considered votes cast and thus will not affect the outcome of this proposal. A broker or other nominee will generally have discretionary authority to vote on this proposal because it is considered a routine matter, and, therefore, we do not expect broker non-votes with respect to this proposal.

64

QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING

13. HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends a vote:

FOR the election of the 11 nominated directors (Proposal Number One);

FOR the approval of the compensation of Carter’s NEOs, on an advisory basis, as described in this proxy statement (Proposal Number Two); and

FOR the ratification of the appointment of PwC (Proposal Number Three).

14. HOW DO I VOTE?

You may hold Company shares in multiple accounts and therefore receive more than one set of the proxy materials. To ensure that all of your shares are voted, please submit your proxy or voting instructions for each account for which you have received a set of the proxy materials.

Shares Held of Record. If you hold your shares in your own name as a holder of record with our transfer agent, Equiniti Trust Company, you may authorize that your shares be voted at the Annual Meeting in one of the following ways:

By Internet	If you received a printed copy of the proxy materials, follow the instructions on the proxy card.
By Telephone	If you received a printed copy of the proxy materials, follow the instructions on the proxy card.
By Mail	If you received a printed copy of the proxy materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.
Virtual Attendance	You may also vote by attending the meeting virtually through www.proxydocs.com/CRI. To attend the Annual Meeting and vote your shares, you must register for the Annual Meeting and provide the control number located on your proxy card.

Shares Held in Street Name. If you hold your shares through a broker, bank or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. If you want to vote in person (virtually), you must register in advance at www.proxydocs.com/CRI. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the meeting as described above so that your vote will be counted if you later decide not to attend or are unable to attend.

15. CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. If you are a shareholder of record, you may revoke your proxy at any time before it is exercised in any of the following three methods:

•	by submitting written notice of revocation to Mr. Robinson at Carter’s address set forth in the 2024 Notice of Annual Meeting;

•	by submitting another proxy by telephone, over the Internet, or by mail that is later dated and, if by mail, that is properly signed; or

•	by voting at the virtual Annual Meeting.

If you hold your shares through a broker or other nominee and would like to change your voting instructions, please review the directions provided to you by that broker or nominee.

2024 Proxy Statement	65

QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING

16. MAY I VOTE CONFIDENTIALLY?

Yes. Our policy is to keep your individual votes confidential, except as appropriate to meet legal requirements, to allow for the tabulation and certification of votes, or to facilitate proxy solicitation.

17. WHO WILL COUNT THE VOTES?

A representative of Mediant, Inc. will count the votes and act as the inspector of election for the Annual Meeting.

18. WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

As of the date of this proxy statement, the Board knows of no matters other than those set forth herein that will be presented for determination at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting and call for a vote of shareholders, the Board intends proxies to be voted in accordance with the judgment of the proxy holders.

19. WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

We intend to announce preliminary voting results at the Annual Meeting and publish final results in our current report on Form 8-K within four business days after the Annual Meeting.

20. WHAT IS “HOUSEHOLDING” OF THE ANNUAL MEETING MATERIALS?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address, by delivering a single proxy statement to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. Carter’s and some brokers “household” proxy materials, delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account, or Carter’s if you hold shares registered directly in your name. You can notify Carter’s by sending a written request to Mr. Robinson at Carter’s address set forth in the 2024 Notice of Annual Meeting or by calling us at (678) 791-0114.

21. HOW MAY I OBTAIN A COPY OF CARTER’S ANNUAL REPORT?

A copy of our fiscal 2023 Annual Report on Form 10-K (the “Annual Report”) accompanies this proxy statement and is available at https://ir.carters.com/financial-information/annual-reports. Shareholders may also obtain a free copy of our Annual Report by sending a request in writing to Mr. Robinson at Carter’s address at 3438 Peachtree Road NE, Suite 1800, Atlanta, Georgia 30326, or by calling us at (678) 791-0114.

22. HOW DO I SUBMIT A PROPOSAL OR NOMINATE A DIRECTOR CANDIDATE FOR THE 2025 ANNUAL MEETING?

Any shareholder proposals or director nominations must be submitted in writing to our Corporate Secretary c/o Carter’s, Inc., 3438 Peachtree Road NE, Atlanta, Georgia 30326. Additional details for those submissions are as follows.

66

QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING

Shareholder Proposals

This section relates to shareholder proposals for the 2025 Annual Meeting other than director nominations. If you wish to nominate a director candidate, please see the section that follows under the heading “Nomination of Director Candidates”. The deadlines and requirements for submitting a shareholder proposal depend on whether the shareholder seeks to have the proposal included in the 2025 Proxy Statement using Rule 14a-8 under the Exchange Act:

•

Proposals of Business Not Using Rule 14a-8: Under our Bylaws, if a shareholder wants to propose an item of business to be considered at the 2025 Annual Meeting, the shareholder must give advance written notice to our Corporate Secretary, which must be received no earlier than the close of business on January 16, 2025 and no later than the close of business on February 15, 2025. If, however, our 2025 Annual Meeting is held more than 30 days before or after May 16, 2025 (the one-year anniversary of our 2024 Annual Meeting), the notice must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of (1) the 90th day before such annual meeting or (2) the tenth day following the date on which the public announcement of the date of such meeting is first made by Carter’s. The advance written notice must comply with all applicable statutes and regulations, as well as certain other provisions contained in our Bylaws, which generally require the shareholder to provide a brief description of the proposed business, reasons for proposing the business, and certain information about the shareholder and Carter’s securities held by the shareholder.

•

Proposals of Business Using Rule 14a-8: A shareholder who wants to propose an item of business to be included in our 2025 Proxy Statement using Rule 14a-8 must follow the procedures provided in Rule 14a-8. In addition, the proposal must be received by our Corporate Secretary by December 8, 2024.

Nomination of Director Candidates

This section relates to nomination of directors candidates. The deadlines and requirements for director candidates recommended for consideration or nominated by a shareholder are as follows:

•

Recommending a Candidate for Nominating & Corporate Governance Committee Consideration: Any shareholder who wishes to recommend a candidate for our Nominating & Corporate Governance committee to consider nominating as a director at the 2025 Annual Meeting should submit a written request and related information to our Corporate Secretary no later than December 31, 2024 in order to allow for sufficient time to consider the recommendation.

•

Directly Nominating a Director Candidate Under our Bylaws: Under our Bylaws, if a shareholder plans to directly nominate a person as a director at the 2025 Annual Meeting, the shareholder must give advance written notice of the director nomination to our Corporate Secretary, which must be received no earlier than the close of business on January 16, 2025 and no later than the close of business on February 15, 2025. If, however, our 2025 Annual Meeting is held more than 30 days before or after May 16, 2025 (the one-year anniversary of our 2024 Annual Meeting), the notice must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of (1) the 90th day before such annual meeting or (2) the tenth day following the date on which the public announcement of the date of such meeting is first made by Carter’s. The notice must comply with all applicable statutes and regulations, as well as certain other provisions contained in our Bylaws, which generally require the shareholder to provide certain information about the proposed nominee, the shareholder, and Carter’s securities held by the shareholder, the nominee, and associated persons. In addition to satisfying those advance notice and other requirements in our Bylaws within the window set forth above, any shareholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must comply with the Universal Proxy Rules set forth in Rule 14a-19 under the Exchange Act.

23. WHAT DO YOU MEAN BY FISCAL YEARS IN THIS PROXY STATEMENT?

Our fiscal year ends on the Saturday, in December or January, nearest the last day of December, resulting in an additional week of results every five or six years. Fiscal 2023 (which ended on December 30, 2023), Fiscal 2022 (which ended on December 31, 2022), and Fiscal 2021 (which ended on January 1, 2022) contained 52 weeks. Fiscal 2024 (which will end on December 28, 2024) will contain 52 weeks and Fiscal 2025 (which will end on January 3, 2026) will contain 53 weeks.

2024 Proxy Statement	67

QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING

24. WHO CAN HELP ANSWER MY QUESTIONS?

If you have any questions about the Annual Meeting or how to submit or revoke your proxy, or to request an invitation to the Annual Meeting (which is being held virtually), contact Mr. Robinson at Carter’s address set forth in the 2024 Notice of Annual Meeting or by calling us at (678) 791-0114.

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APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES

We have provided non-GAAP adjusted operating income and diluted net income per common share measures, which exclude certain items presented below. We believe that this information provides a meaningful comparison of our results and affords investors a view of what management considers to be our core performance, and we also, from time to time, use some of these non-GAAP measures, such as adjusted operating income, as performance metrics in awards under our annual and long-term incentive compensation plans. These measures are not in accordance with, or an alternative to, generally accepted accounting principles in the U.S. (GAAP). The most comparable GAAP measures are operating income and diluted net income per common share, respectively. Adjusted operating income and diluted net income per common share should not be considered in isolation or as a substitute for analysis of our results as reported in accordance with GAAP. Other companies may calculate adjusted operating income and diluted net income per common share differently than we do, limiting the usefulness of the measure for comparisons with other companies

	Fiscal Year Ended
	December 30, 2023		December 31, 2022		January 1, 2022		January 2, 2021 (*)

(In millions, except earnings per share)	Operating Income	Diluted Net Income per Common Share	Operating Income	Diluted Net Income per Common Share	Operating Income	Diluted Net Income per Common Share	Operating Income	Diluted Net Income per Common Share

As reported (GAAP)	$323.4	$6.24	$379.2	$6.34	$497.1	$7.81	$189.9	$2.50

Organizational restructuring(1)	4.4	0.09	—	—	2.4	0.04	16.6	0.29

Legal settlement(2)	—	(0.14)	—	—	—	—	—	—

Loss on extinguishment of debt(3)	—	—	—	0.38	—	—	—	—

Intangible asset impairment(4)	—	—	9.0	0.17	—	—	26.5	0.46

COVID-19 expenses (5)	—	—	—	—	3.9	0.07	21.4	0.37

Retail store operating leases and other long-lived asset impairments, net (6)	—	—	—	—	(2.6)	(0.05)	7.6	0.13

Goodwill impairment (7)	—	—	—	—	—	—	17.7	0.40

As adjusted	$327.8	$6.19	$388.2	$6.90	$500.8	$7.87	$279.8	$4.16

(*)	Fiscal year 2020 included 53 weeks, compared to 52 weeks in fiscal 2023, 2022, and 2021.
(1)

Related to charges for organizational restructuring and related corporate office lease amendment actions in fiscal 2023. Fiscal 2021 and 2020 amounts relate to certain lease exit, severance and related costs resulting from restructuring actions (not related to COVID-19).

(2)	In fiscal 2023, a pre-tax adjustment of approximately $6.9 million ($5.3 million net of tax, or $0.14 per diluted share) was made related to a gain on a court-approved settlement in December 2023.
(3)	In fiscal 2022, a pre-tax adjustment of approximately $19.9 million ($15.2 million net of tax, or $0.38 per diluted share) was made related to a loss on extinguishment of debt in fiscal 2022.
(4)	Related to the write-down of the Skip Hop tradename asset in fiscal 2022. Fiscal 2020 write-down relates to OshKosh and Skip Hop tradename assets.
(5)	Net expenses incurred due to the COVID-19 pandemic.
(6)	Impairments include an immaterial gain on the remeasurement of retail store operating leases.
(7)	Goodwill impairment charge recorded in the International segment.

Note: Results may not be additive due to rounding.

2024 Proxy Statement	69

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/CRI • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-649-0070 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend the meeting online and/or participate at www.proxydocs.com/CRI P.O. BOX 8016, CARY, NC 27512-9903 Carter’s, Inc. Annual Meeting of Stockholders For Stockholders of record as of March 20, 2024 DATE: Thursday, May 16, 2024 TIME: 1:00 PM, Eastern Time PLACE: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/CRI for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Michael D. Casey and Antonio D. Robinson (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Carter’s, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Carter's, Inc.
Annual Meeting of Stockholders

Please make your marks like this: X

PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1. Election of Directors				
	FOR	AGAINST	ABSTAIN	
1.01 Rochester (Rock) Anderson, Jr.	☐	☐	☐	FOR
1.02 Jeffrey H. Black	☐	☐	☐	FOR
1.03 Hali Borenstein	☐	☐	☐	FOR
1.04 Michael D. Casey	☐	☐	☐	FOR
1.05 Luis Borgen	☐	☐	☐	FOR
1.06 Jevin S. Eagle	☐	☐	☐	FOR
1.07 Mark P. Hipp	☐	☐	☐	FOR
1.08 William J. Montgoris	☐	☐	☐	FOR
1.09 Stacey S. Rauch	☐	☐	☐	FOR
1.10 Gretchen W. Schar	☐	☐	☐	FOR
1.11 Stephanie P. Stahl	☐	☐	☐	FOR
	FOR	AGAINST	ABSTAIN	
2. Advisory approval of compensation for our named executive officers for 2023 (the "say-on-pay" vote);	☐	☐	☐	FOR
3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal 2024; and	☐	☐	☐	FOR

Signature (and Title if applicable) ____________ Date ____________

Signature (if held jointly) ____________ Date ____________

Carter’s, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. Election of Directors BOARD OF DIRECTORS YOUR VOTE RECOMMENDS FOR AGAINST ABSTAIN FOR 1.01 Rochester (Rock) Anderson, Jr. 1.02 Jeffrey H. Black 1.03 Hali Borenstein 1.04 Michael D. Casey 1.05 Luis Borgen 1.06 Jevin S. Eagle 1.07 Mark P. Hipp 1.08 William J. Montgoris 1.09 Stacey S. Rauch 1.10 Gretchen W. Schar 1.11 Stephanie P. Stahl 2. Advisory approval of compensation for our named executive officers for 2023 (the “say-on-pay” vote); 3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2024; and 4. The transaction of such other business as may properly come before the meeting. You must register to attend the meeting online and/or participate at www.proxydocs.com/CRI Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date